UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2009

Item 1. Report to Stockholders.


Calvert World Values International Equity Fund

Annual Report

September 30, 2009

Calvert Investments

A UNIFI Company

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4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
15	Shareholder Expense Example
17	Report of Independent Registered Public Accounting Firm
18	Statement of Net Assets
27	Statement of Operations
28	Statements of Changes in Net Assets
30	Notes to Financial Statements
38	Financial Highlights
43	Explanation of Financial Tables
45	Proxy Voting and Availability of Quarterly Portfolio Holdings
46	Director and Officer Information Table

Dear Shareholder:

Market volatility and shifting investment cycles are nothing new to long-term investors. Through the course of numerous "bubbles," political disputes, wars, and economic crises, the financial markets have been repeatedly tested and proven resilient. However, the watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come.

This environment highlights how critical integrity of management, regulatory oversight, transparency, and corporate governance are to the health of the global financial system and our economy. Calvert has long believed that many of the criteria we review create signals about the strength and integrity of corporate management, and we have included corporate governance as an integral part of our sustainable and responsible investment (SRI) criteria and of our advocacy efforts with companies. Beyond the evaluations and influence with companies themselves, we are participating in a number of initiatives to urge financial regulatory reform and safeguard shareholder interests. Two of the most critical include our support of the Consumer Financial Protection Agency bill and our work with the United Nations Environment Programme Finance Initiative (UNEP FI) in promoting environmental, social, and governance (ESG) investment criteria as a fiduciary responsibility for plan sponsors and institutional investors.

A Time Period of Challenge and Contrast

As you know, this challenging time period opened with global economies and the financial markets in virtual free fall following the failure of Lehman Brothers in September 2008. Global market panic ensued and risk-averse investors sought the safety of Treasuries and money market funds, avoiding any asset class with perceived credit or liquidity risk.

As the reporting year progressed, we saw a somewhat surprising reversal in this sentiment. Investors gained confidence, encouraged by "green shoots" of recovery in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. These factors, along with renewed confidence in the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

By September 30, 2009, stocks had rebounded sharply from their March 9 lows, with year-to-date gains of 19.26% for the broad-market Standard & Poor's 500 Index, 22.43% for the small-cap Russell 2000 Index, and 32.63% for the Russell Midcap Index. While outsize year-to-date gains for stocks helped soften their steep declines from October 2008 through March 2009, they did not offset them--and all areas of the U.S. equity market finished the 12-month reporting period far into negative territory. For example, the S&P 500 Index posted a loss of 6.91% for the reporting period despite its strong 2009 performance. U.S. stocks of every style, strategy, and capitalization range fell during this period, with large-cap stocks modestly outperforming small-cap stocks, and growth outpacing value. On the international front, the MSCI EAFE Investable Market Index, a benchmark for international stocks, returned 5.02% for the 12-month period.

The bond market posted overall gains for the reporting period, with the Barclays Capital Aggregate Bond Index up 10.56%, primarily as a result of its corporate bond holdings. Money-market returns remained low, reflecting the Federal Reserve's continued target rate of 0% to 0.25% for federal funds loans.

Sustainable and Responsible Investing

While huge challenges confront the global economy, we also believe that the opportunities facing the Obama administration--and sustainable investors--are greater than ever. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

As a key member of the Asset Management Working Group of UNEP FI, Calvert participated in the release of its new report, Fiduciary Responsibility--Legal and Practical Aspects of Integrating Environmental, Social and Governance Issues (ESG) into Institutional Investment. The report makes the case that integrating ESG considerations into investment decisions should be a legal fiduciary responsibility--and highlights the financial materiality of ESG issues and their systemic risks and costs. The report calls on the investment industry and policymakers to move toward creating sustainable capital markets to help avert a "Natural Resources Crisis."

Following our participation in the World Water Forum earlier in the year, in August Calvert urged the CEO Water Mandate, a private-public initiative of the U.N. Global Compact, to assign an "urgent priority" to developing a policy outlining the issues, risks, and broad responsibilities of companies and industries with regard to water and human rights. We also urged the group to develop an "implementation framework" that companies could use to assess and manage these issues in their business operations. At Calvert, we actively address water and human rights issues in Calvert Global Water Fund's investment criteria and advocacy objectives.

In 2009, many of the shareholder resolutions that we filed with companies we own were related to governance and finance, such as executive compensation, board diversity, and responsible lending policies. Clearly, these areas will remain among our top advocacy priorities throughout the year.

What Lies Ahead?

In the course of a year, the global financial markets have rallied from the brink of collapse and the U.S. economy is showing improved vital signs in the key housing, job, and credit markets. However, while we are optimistic about long-term economic and market recovery, we believe that the systemic imbalances revealed in the global credit crisis need to be addressed, and we are encouraged by progress toward that end.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among developed and emerging countries. On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to help repair our financial system, providing additional stability to the economy and markets. In the short term, we believe the worst of the recession is behind us, but economic recovery will be uneven and staggered, with ongoing market volatility.

Other challenges that government policymakers are addressing are, of course, climate change and environmental degradation. The Obama administration has already made significant progress toward enacting policies that will benefit the environment, and many of these policies--such as stimulus funding for development of alternative energy sources--will likely also benefit sustainable and responsible investors.

Check Your Portfolio Allocations

If you're concerned about the current market environment, talk with your financial advisor about whether your portfolio's allocations to stocks, bonds, and cash are appropriate and well-diversified, given your goals, time horizon, and risk attitudes. Consider that investors who continued to invest regularly during the market's steep declines generally benefited from the rebound that followed, while those who sold their assets may have a long wait to make up their losses. We encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update

from the Calvert Sustainability Research Department

Against the backdrop of the market turmoil over the past 12 months, Calvert has continued to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term shareholder value. We've also had unprecedented opportunities to be active participants in the creation of new policies in these arenas.

In the final months of 2008, we broadened our strategic engagement and shareholder advocacy efforts to include companies in virtually every industry, while offering shareholders more investment choices by launching our new line-up of sustainable and responsible investing (SRI) strategies. Now all of our SRI funds fall under one of three types:

Calvert SignatureTM Portfolios--Our original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of ESG performance.

Calvert SolutionTM Portfolios --Theme-oriented investments dedicated to solving some of today's most pressing environmental and sustainability challenges. This includes Calvert Global Alternative Energy Fund and Calvert Global Water Fund, which just celebrated its first anniversary.

Calvert SAGETM Portfolios -- Calvert Large Cap Value Fund, launched in December 2008, is the first to use this approach, which leverages strategic engagement to address SRI concerns in companies that have the potential to improve but may not yet meet certain standards. Many of these are companies we have not previously invested in.

Advancing National Change

As the Obama administration and Congress began to focus their attention on some of Calvert's core issues--such as corporate transparency and responsibility, energy and climate change, and financial market reform and governance--we have been making sure that our shareholders are represented in the process.

We've particularly been involved with the Securities and Exchange Commission (SEC) on the issue of shareholder rights and corporate governance, responding to several SEC proposals in that area and collaborating with the Social Investment Forum to develop a proposal for mandatory corporate disclosure of ESG policies, programs, and performance.

Shareholder Advocacy

Another successful proxy season has drawn to a close, with Calvert filing 26 shareholder proposals and co-filing another nine. Topics included climate change, board and employee diversity, executive compensation, product safety, sustainability reporting, and political contributions. We were able to successfully withdraw 21 of these resolutions before the end of the period after the relevant companies agreed to address our concerns.

It's particularly notable that we successfully withdrew the "say-on-pay" proposal we filed with Microsoft--which would give shareholders a voice on executive compensation--after the company announced plans in September to include a management-sponsored advisory vote on compensation in its next proxy statement. A similar resolution presented at General Mills earned an impressive 51% majority support that same month as well. Given that legislative efforts on this issue have stalled, these results should help spur renewed efforts for a legislative solution.

Climate Change

Calvert's comprehensive approach to tackling the issue of climate change spans our funds, our company, and the globe. On September 22, Calvert CEO Barbara Krumsiek participated in a roundtable on "Sustainable Business and Decent Work" at a gathering of more than 300 leaders from around the world for the United Nations Leadership Forum on Climate Change. That same week, Calvert Senior Vice President for Sustainability Research and Policy Bennett Freeman was a panelist at a session on corporate sustainability and responsibility at the New York Stock Exchange.

Calvert also signed the Copenhagen Communique, which is poised to become the definitive statement from the business community and calls on world leaders to reach a meaningful agreement at the upcoming U.N. Climate Change Conference.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 This year, the Foundation led efforts to create MFX Solutions, a project that enables microfinance institutions in developing countries to avoid the risk of currency value changes in their borrowings. This lowers costs for all parties and protects microloan recipients against the risks of currency fluctuations and highly variable interest rates.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One such investment is organic heirloom tomato producer New Day Farms in Virginia.2 The company shipped its first crop this past season. While it still faces some challenges, we are pleased with the reception its locally-grown produce has received from customers.

Another recent Special Equities investment is LeapFrog Financial Inclusion Fund, which is advancing the micro-insurance market in the developing world. Its mission is to extend insurance and related financial services to 25 million people in some of the poorest and most excluded communities across Africa and Asia. LeapFrog recently closed on an investment in an insurer in South Africa that provides policies to persons who are HIV positive or have diabetes. These people are either unable to obtain insurance or can do so only at extraordinarily high cost. As a result, they can't obtain a home loan or start a business that requires insurance coverage. The LeapFrog investment in this innovative insurer enables these vulnerable people to engage in productive activity and secure their families' futures.

1. As of September 30, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund Balanced Portfolio 1.08%, Calvert Social Investment Fund Bond Portfolio 0.35%, Calvert Social Investment Fund Equity Portfolio 0.56%, Calvert Capital Accumulation Fund 1.53%, Calvert World Values International Equity Fund 1.03%, Calvert New Vision Small Cap Fund 1.33%, and Calvert Large Cap Growth Fund 0.36%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2009, New Day Farms represented 0.0064% of CSIF Equity Portfolio; Leapfrog Financial Inclusion Fund represented 0.0025% of Calvert Large Cap Growth Fund.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Raymond Mui
of Acadian Asset Management, Inc.

Performance

For the 12-month period ended September 30, 2009, Calvert World Values International Equity Fund Class A shares (at NAV) returned -6.27% versus 5.02% for the Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI or Index). Weak stock selection was the primary cause of the Fund's underperformance.

Investment Climate

Global equity markets have been extraordinarily volatile over the past year, from the full-blown crisis of the fall of 2008 to the mixed signals of the first quarter of 2009 to the rally that began in March and continued through September. Amid a severe recession and the complete restructuring of the global financial system, markets in late 2008 were roiled by high volatility and intense waves of negative investor sentiment. This period was also characterized by sweeping external trends such as deleveraging and forced

Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	45.93%	-6.27%
Class B	45.20%	-7.47%
Class C	45.42%	-7.16%
Class I	46.58%	-5.59%
Class Y**	46.33%	-5.95%
MSCI EAFE IMI	51.86%	5.02%
Lipper International Multi-Cap Value Funds Avg.	49.14%	3.45%

Ten Largest Stock Holdings	% of Net Assets
Sanofi-Aventis SA	3.4%
Sony Corp.	2.6%
Santos Ltd.	2.6%
KT Corp. (ADR)	2.5%
Nippon Telegraph & Telephone Corp.	2.3%
Astellas Pharma, Inc.	2.1%
STMicroelectronics NV	1.9%
Novartis AG	1.9%
Fujitsu Ltd.	1.9%
Delhaize Group	1.8%
Total	23.0%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charges.

**Calvert World Values International Equity Fund first offered Class Y Shares on October 31, 2008. Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-10.77%
Five year	0.78%
Ten year	-1.10%

Class B Shares
One year	-12.10%
Five year	0.53%
Ten year	-1.76%

Class C Shares
One year	-8.09%
Five year	0.91%
Ten year	-1.52%

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares
One year	-5.59%
Five year	2.50%
Ten year	0.18%

Class Y Shares**
One year	-5.95%
Five year	1.86%
Ten year	-0.58%

** See note on page 10.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.68%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses. New subadvisor assumed management of the Fund effective March 2006, and previously in March 2002.

outflows from hedge funds, mutual funds, and proprietary broker accounts. In addition, the decline of the global economy and the crash in oil prices led to extraordinarily rapid sector regime shifts--away from Materials and Energy stocks in particular. Financial stocks also saw unprecedented volatility in prices.

Difficult conditions for global equities continued in the first part of 2009. The first quarter saw a V-shaped pattern in which deeply negative returns in January and February were mitigated by more favorable results beginning in March. Then came a dramatic shift in market sentiment, with investors focusing strongly on lower-quality stocks and

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

seeking bargains among companies with depressed share prices. This "junk rally" led to sharp underperformance of many of the factors in our quantitative models, especially momentum. Meanwhile, value stocks faced two distinct environments. In the earlier, risk-averse part of the reporting period, value underperformed severely. In the subsequent junk rally, low-quality value stocks recovered but higher-quality value stocks remained depressed.

Equity markets rose powerfully in the third quarter of 2009 as signs of global economic recovery became more abundant and corporate profits exceeded investors' reduced expectations, which helped offset the steep losses realized earlier in the period. However, low-quality stocks continued to dominate.

Regionally, the Asia-Pacific area realized the strongest gains within the Index, advancing 8.45% in U.S.-dollar terms, while Europe gained 3.40%. In contrast, North America declined 5.47% over the period, as recent stronger performance was unable to offset the sharp declines in the second half of 2008. Emerging markets as a whole registered a robust 21.86% for the period amid a steady recovery in investor risk appetite.

Portfolio Strategy

As noted above, it was an extraordinarily difficult time for quantitative strategies. Although country allocations detracted moderately from returns, stock selection was largely responsible for the Fund's lower relative performance. More than half of the underperformance occurred in a single month--October 2008. Since then returns have been mixed, but generally improving, particularly in the last four months of the period.

Stock selection in Australia was the largest source of negative return, with the market underweight detracting further. Selections and positioning in the Australian Materials, Energy, and Financial sectors were particularly costly. Metals and mining holding Bluescope Steel was the worst performer, falling after the company announced plans to sell stock at a 23% discount to reduce debt. Oil and gas holdings Santos and Origin Energy were also among the most costly positions, tumbling in tandem with receding commodity prices, which ended 2008 down more than 50% from their July highs.

Stock selection in the U.K. also weighed heavily on returns. Telecom giant BT Group was a notable detractor after analysts downgraded the stock on concerns that its mounting pension deficit would require the company to cut its dividend. A combination of stock selection and market underweighting in Sweden also hindered performance. Selections in the Swedish Financial sector were most costly, including Nordea Bank, after loan losses in late 2008 led the lender to announce plans to cut its dividend and attempt to raise 3 billion euros.

Portfolio Statistics
Economic Sectors	% of Total Investments
Consumer Discretionary	14.6%
Consumer Staples	8.1%
Energy	3.6%
Financials	20.5%
Health Care	10.4%
Industrials	10.8%
Information Technology	17.1%
Limited Partnership Interest	0.7%
Materials	5.0%
Telecommunication Services	7.4%
Utilities	1.2%
Venture Capital	0.6%
Total	100%

On the other hand, the Fund achieved some positive return from its stock selection in Germany, where insurance company Muenchener Rueckversicherungs led gains.

In terms of country allocations, the portfolio lost notable value from its overweighting in Japan. The Japanese equity market was among the more tepid ones during the period, as record drops in exports coupled with subsequent yen strength darkened the corporate profit outlook. However, this was partially offset by an overweight to Canada and underweights to Italy and Germany.

Outlook

Recent improvements in housing-market and industrial-output data in key economies suggest the global recession is winding down. However, the employment picture remains muted in most major economies, and while the pace of export declines has slowed, a meaningful recovery in consumer spending has yet to take place. Meanwhile, tight credit conditions are likely to continue for some time, dampening the pace of recovery.

We had noted earlier in the year that equity markets were likely to recover in advance of the global economy, and this has certainly been in the case in 2009. The rally has been volatile and narrow, however, with a focus on speculative stocks of low quality and high risk. A more sustainable market recovery, driven by earnings and other tangible measures of shareholder value, has not yet occurred.

Uncertainty in equity markets will likely persist for the next few months. However, as market volatility continues to come down and the global economic recovery gains firmer footing, we would expect to see more broad-based stock gains. Valuations have edged up in recent months, but the differences between current low and high valuations of stocks are still wide due to the split nature of the market rally so far this year. We believe this indicates much untapped potential in many sectors of the global equity markets.

October 2009

Source for returns cited: MSCI. Copyright MSCI 2009. All Rights Reserved. Unpublished. PROPRIETARY TO MSCI.

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: Bluescope Steel 0.54%, Santos 2.56%, Origin Energy 0.14%, BT Group 1.00%, Nordea Bank 0%, and Muenchener Rueckversicherungs. 0.58% All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,459.30	$11.14
Hypothetical	$1,000.00	$1,016.01	$9.13
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,452.00	$18.56
Hypothetical	$1,000.00	$1,009.93	$15.21
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,454.20	$16.73
Hypothetical	$1,000.00	$1,011.44	$13.71
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,465.80	$6.49
Hypothetical	$1,000.00	$1,019.80	$5.32
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,463.30	$8.58
Hypothetical	$1,000.00	$1,018.10	$7.03
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.81%, 3.02%, 2.72%, 1.05% and 1.39% for Class A, Class B, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert World Values International Equity Fund:

We have audited the accompanying statement of net assets of the Calvert World Values International Equity Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert World Values International Equity Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
Equity Securities - 97.6%	Shares	Value
Australia - 4.0%
Amcor Ltd.	338,199	$1,634,915
BlueScope Steel Ltd.	858,808	2,219,761
Flight Centre Ltd.	83,966	1,107,356
OneSteel Ltd.	188,578	504,053
Origin Energy Ltd.	40,532	583,527
Santos Ltd.	788,948	10,578,752
		16,628,364

Austria - 0.0%
Mayr Melnhof Karton AG	1,181	119,673

Belgium - 2.5%
AGFA-Gevaert NV*	99,816	549,020
Delhaize Group	107,157	7,436,440
D'ieteren SA	1,345	495,818
Fortis NV*	394,930	1,849,293
		10,330,571

Canada - 4.5%
Alimentation Couche Tard, Inc., Class B	78,900	1,379,821
Bank of Nova Scotia	19,900	907,068
Bombardier, Inc., Class B	248,000	1,149,615
EnCana Corp.	2,716	157,060
Magna International, Inc.	49,600	2,110,943
Royal Bank of Canada	76,200	4,090,202
Sierra Wireless, Inc.*	51,000	508,980
Talisman Energy, Inc.	199,400	3,464,834
Toronto-Dominion Bank	70,707	4,566,954
		18,335,477

Denmark - 0.5%
Danske Bank A/S*	53,500	1,400,785
H. Lundbeck A/S	30,431	630,840
		2,031,625

Finland - 0.8%
Stora Enso Oyj*	444,219	3,093,171
Tieto Oyj	16,442	327,110
		3,420,281

France - 10.8%
Atos Origin SA*	79,194	3,996,789
BNP Paribas:
Common Stock	76,416	6,103,470
Rights*	76,416	165,442

Equity Securities - Cont'd	Shares	Value
France - Cont'd
Cap Gemini SA	99,681	$5,219,569
CNP Assurances SA	16,870	1,718,349
France Telecom SA	26,001	692,437
Havas SA	116,987	496,119
Nexans SA	12,067	974,932
PPR SA	39,569	5,070,017
PSA Peugeot Citroen SA*	134,083	4,086,647
Sanofi-Aventis SA	192,501	14,122,246
Thomson SA*	437,429	891,371
Valeo SA*	44,707	1,176,213
		44,713,601

Germany - 5.8%
Allianz SE	43,019	5,372,364
Celesio AG	95,334	2,627,414
Deutsche Bank AG	68,209	5,232,938
Deutsche Post AG	250,702	4,694,265
Muenchener Rueckversicherungs AG	15,048	2,400,074
Suedzucker AG	176,470	3,575,366
		23,902,421

Greece - 0.3%
National Bank of Greece SA*	34,325	1,230,202

Hong Kong - 0.1%
Jardine Strategic Holdings Ltd.	33,000	559,680

Hungary - 0.7%
Egis Gyogyszergyar Nyrt	142	15,100
OTP Bank plc*	100,943	2,876,396
		2,891,496

India - 0.4%
Patni Computer Systems Ltd. (ADR)	6,800	125,800
State Bank of India Ltd. (GDR)	14,355	1,304,869
		1,430,669

Italy - 2.1%
Esprinet SpA	13,043	139,474
Indesit Co. SpA*	13,772	137,197
Italcementi SpA	148,919	2,291,742
Seat Pagine Gialle SpA*	2,426,808	816,513
UniCredit SpA*	1,375,179	5,371,188
		8,756,114

Equity Securities - Cont'd	Shares	Value
Japan - 26.6%
77 Bank Ltd.	18,000	$102,966
Aisin Seiki Co. Ltd.	205,000	5,015,921
Alps Electric Co. Ltd.*	126,000	729,211
Astellas Pharma, Inc.	205,800	8,484,464
Brother Industries Ltd.	271,700	3,266,289
Central Glass Co. Ltd.	79,000	352,170
Central Japan Railway Co.	328	2,363,667
Chuo Denki Kogyo Co. Ltd.	19,000	151,991
CSK Holdings Corp.*	225,800	855,217
Dai Nippon Printing Co. Ltd.	68,000	939,031
Daiichikosho Co. Ltd.	19,100	246,472
Daito Trust Construction Co. Ltd.	82,700	3,621,965
Daiwa House Industry Co. Ltd.	290,000	3,045,640
DIC Corp.	408,000	583,476
DTS Corp.	8,000	73,381
East Japan Railway Co.	2,800	202,089
Fuji Media Holdings, Inc.	3,429	5,631,674
FUJIFILM Holdings Corp.	147,500	4,432,993
Fujikura Ltd.	402,000	1,976,202
Fujitsu Ltd.	1,212,000	7,948,651
Hino Motors Ltd.*	951,000	3,623,161
Hitachi Information Systems Ltd.	12,600	407,542
Ines Corp.	10,600	90,361
Kissei Pharmaceutical Co. Ltd.	10,000	256,969
Miraca Holdings, Inc.	27,400	896,955
Mitsubishi Steel Manufacturing Co. Ltd.*	107,000	218,770
NET One Systems Co. Ltd.	309	466,063
Nippo Corp.	10,000	81,895
Nippon Express Co. Ltd.	928,000	3,784,370
Nippon Sheet Glass Co. Ltd.	317,000	1,062,511
Nippon Telegraph & Telephone Corp.	206,000	9,574,437
Nippon Television Network Corp.	6,470	932,495
Nissan Motor Co. Ltd.*	981,700	6,657,638
Nisshin Seifun Group, Inc.	5,500	77,180
NSD Co. Ltd.	36,300	392,586
NTT Data Corp.	787	2,528,811
Ohsho Food Service Corp.	19,500	589,324
Sanwa Holdings Corp.	216,000	745,701
Seiko Epson Corp.	8,600	129,329
ShinMaywa Industries Ltd.	21,000	82,587
Sony Corp.	363,100	10,770,689
Sumitomo Bakelite Co. Ltd.	110,000	584,995
Suzuken Co. Ltd.	22,800	789,677
Takefuji Corp.	37,290	131,653
Toppan Printing Co. Ltd.	492,000	4,672,365
Toshiba TEC Corp.*	134,623	631,715
Toyo Engineering Corp.	51,000	174,359
Toyo Seikan Kaisha Ltd.	193,800	3,739,373
TS Tech Co. Ltd.	51,600	914,912
Uchida Yoko Co. Ltd.	18,923	62,791
Yamato Holdings Co. Ltd.	263,000	4,334,116
		109,428,800

Equity Securities - Cont'd	Shares	Value
Mexico - 1.2%
America Movil SAB de CV	2,317,600	$5,079,930

Netherlands - 2.4%
Heijmans NV (CVA)*	53,732	121,676
ING Groep NV (CVA)*	236,642	4,223,296
Koninklijke Philips Electronics NV	107,415	2,614,678
Oce NV	7,149	46,266
Unilever NV (CVA)	87,479	2,520,343
USG People NV*	10,767	223,185
Wavin NV	140,857	305,988
		10,055,432

New Zealand - 0.0%
Telecom Corp. of New Zealand Ltd.	70,053	134,734

Norway - 0.1%
Atea ASA	63,500	401,043
Norske Skogindustrier ASA*	49,000	96,570
		497,613

Singapore - 0.6%
ComfortDelgro Corp. Ltd.	83,000	94,847
Oversea-Chinese Banking Corp. Ltd.	308,000	1,716,091
SembCorp Industries Ltd.	212,000	510,100
		2,321,038

South Africa - 1.5%
Aveng Ltd.	485,516	2,783,663
BIDVest Group Ltd.	52,045	817,914
Investec Ltd.	190,167	1,440,212
Net 1 UEPS Technologies, Inc.*	27,000	565,920
Telkom SA Ltd.	38,383	219,913
VenFin Ltd.*	55,800	104,669
VenFin DD Holdings Ltd.*	55,800	76,264
		6,008,555

South Korea - 3.3%
KT Corp. (ADR) (s)	598,200	10,396,716
LG Display Co. Ltd. (ADR)	220,900	3,165,497
		13,562,213

Spain - 1.0%
Banco Bilbao Vizcaya Argentaria SA	223,602	3,967,677

Equity Securities - Cont'd	Shares	Value
Sweden - 0.3%
Holmen AB, Series B	6,297	$173,267
Svenska Cellulosa AB, Series B	69,378	939,583
Telefonaktiebolaget LM Ericsson, Series B	23,852	239,279
		1,352,129

Switzerland - 4.6%
Credit Suisse Group AG	49,736	2,756,055
Novartis AG	160,000	7,994,989
STMicroelectronics NV	849,880	8,005,268
Valora Holding AG	1,508	358,961
		19,115,273

Taiwan - 2.4%
AU Optronics Corp. (ADR)	544,312	5,268,940
United Microelectronics Corp. (ADR)*	1,234,663	4,691,720
		9,960,660

Thailand - 0.3%
Thai Airways International PCL*	734,400	490,186
Thanachart Capital PCL	1,058,400	551,217
		1,041,403

United Kingdom - 15.8%
Aegis Group plc	1,247,517	2,235,830
Aviva plc	237,836	1,705,402
Beazley plc	104,099	196,563
BT Group plc	2,002,498	4,165,716
Cadbury plc	303,010	3,893,558
Close Brothers Group plc	228,618	2,912,042
CSR plc*	114,205	857,284
De La Rue plc	68,348	982,147
Dimension Data Holdings plc:
Johannesburg Exchange	129,651	130,794
London Exchange	295,595	298,706
FirstGroup plc	106,835	707,251
GlaxoSmithKline plc	204,658	4,026,535
HMV Group plc	630,550	1,058,447
HSBC Holdings plc	286,807	3,286,071
International Power plc	936,650	4,331,610
J Sainsbury plc	752,745	3,914,762
Johnson Matthey plc	47,028	1,044,528
Kingfisher plc	1,081,702	3,685,170
Legal & General Group plc	2,498,210	3,509,924
Logica plc	2,645,263	5,507,067
Mondi plc	163,547	808,416
National Express Group plc	84,953	649,802
Northern Foods plc	88,687	99,981
Reckitt Benckiser Group plc	33,537	1,641,103
Schroders plc	60,395	1,056,320
Severn Trent plc	43,152	670,148

Equity Securities - Cont'd	Shares	Value
United Kingdom - Cont'd
Stagecoach Group plc	249,313	$649,492
Tate & Lyle plc	359,886	2,434,861
Trinity Mirror plc	209,695	576,482
William Morrison Supermarkets plc	1,441,565	6,396,734
Yell Group plc*	1,610,333	1,515,190
		64,947,936

United States - 5.0%
Acxiom Corp.*	17,100	161,766
Allied Capital Corp.	25,200	77,364
APAC Customer Services, Inc.*	19,500	115,245
Apogee Enterprises, Inc.	10,000	150,200
Barnes & Noble, Inc.	17,500	388,850
Compuware Corp.*	76,655	561,881
Conexant Systems, Inc.*	42,400	116,176
Conseco, Inc.*	61,500	323,490
CTS Corp.	8,900	82,770
Deluxe Corp.	4,600	78,660
Distributed Energy Systems Corp.*	308,138	1,849
DST Systems, Inc.*	27,200	1,218,560
Earthlink, Inc.	23,800	200,158
EMCOR Group, Inc.*	24,700	625,404
Evergreen Solar, Inc.*	1,400	2,688
EW Scripps Co.*	22,300	167,250
Gannett Co., Inc.	219,600	2,747,196
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A, Preferred (b)(i)*	69,033	-
Series A, Preferred Warrants (strike price $1.00/share, expires
10/10/12) (b)(i)*	1,104	-
Series B, Preferred (b)(i)*	161,759	-
Series C, Preferred (b)(i)*	36,984	-
Hawaiian Holdings, Inc.*	51,100	422,086
International Business Machines Corp.	35,400	4,234,194
Invacare Corp.	3,600	80,208
MeadWestvaco Corp.	99,500	2,219,845
Molex, Inc.	5,400	112,752
Pfizer, Inc.	118,400	1,959,520
Photronics, Inc.*	33,700	159,738
Powerspan Corp.:
Series A, Preferred (b)(i)*	45,455	385,655
Series B, Preferred (b)(i)*	20,000	203,548
Series C, Preferred (b)(i)*	239,764	824,788
Series D, Preferred (b)(i)*	45,928	157,993
Series D, Preferred Warrants (strike price $3.44/share,
expires 12/31/12) (b)(i)*	2,347	-
RF Technology, Inc. (b)(i)*	365,374	192,004

Equity Securities - Cont'd	Shares	Value
United States - Cont'd
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	$172,388
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike price $0.01/share, expires
5/26/15) (b)(i)*	11,920	2,143
Series 1-B, Preferred Warrants (strike price $1.53/share, expires
6/1/15) (b)(i)*	32,726	--
Steak N Shake Co.*	13,700	161,249
Steelcase, Inc.	28,300	175,743
Tech Data Corp.*	14,400	599,184
Transatlantic Holdings, Inc.	7,100	356,207
Unisys Corp.*	220,700	589,269
Wright Express Corp.*	13,800	407,238
		20,466,309

Total Equity Securities (Cost $386,631,073)		402,289,876

	Adjusted
Limited Partnership Interest - 0.8%	Basis
Balkan Financial Sector Equity Fund CV (b)(i)*	$368,638	314,696
China Environment Fund 2004 (b)(i)*	-	224,594
Emerald Cleantech Fund I (b)(i)*	920,045	511,238
GNet Defta Development Holdings LLC (a)(b)(i)*	400,000	363,504
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	330,740	400,885
SEAF India International Growth Fund LLC (b)(i)*	473,932	455,433
ShoreCap International LLC (b)(i)*	446,827	790,463
Terra Capital (b)(i)*	469,590	1

Total Limited Partnership Interest (Cost $3,409,772)		3,060,814

	Principal
Certificates of Deposit - 0.0%	Amount
Self Help Credit Union, 2.75%, 2/22/10 (b)(k)	100,000	99,770

Total Certificates of Deposit (Cost $100,000)		99,770

Venture Capital Debt Obligations - 0.1%
Access Bank plc, 8.477%, 8/29/12 (b)(i)	500,000	531,136
Mayer Laboratories, Inc., 6.00%, 12/31/01 (b)(i)(w)	58,060	14,515

Total Venture Capital Debt Obligations (Cost $558,060)		545,651

	Principal
High Social Impact Investments - 1.0%	Amount	Value
Calvert Social Investment Foundation Notes, 1.76%, 7/1/11 (b)(i)(r)	$4,431,583	$4,260,480

Total High Social Impact Investments (Cost $4,431,583)		4,260,480

TOTAL INVESTMENTS (Cost $395,130,488) - 99.5%		410,256,591
Other assets and liabilities, net - 0.5%		1,901,797
Net Assets - 100%		$412,158,388

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $0.01 par value shares authorized:
Class A: 19,594,688 shares outstanding		$390,982,070
Class B: 725,240 shares outstanding		15,712,895
Class C: 1,997,289 shares outstanding		41,175,821
Class I: 7,266,157 shares outstanding		157,705,505
Class Y: 48,913 shares outstanding		521,633
Undistributed net investment income		3,453,338
Accumulated net realized gain (loss) on investments and foreign
currency transactions		(212,521,993)
Net unrealized appreciation (depreciation) on investments,
foreign currencies, and assets and liabilities denominated
in foreign currencies		15,129,119
Net Assets		$412,158,388

Net Asset Value Per Share
Class A (based on net assets of $270,900,246)		$13.83
Class B (based on net assets of $8,993,317)		$12.40
Class C (based on net assets of $24,107,049)		$12.07
Class I (based on net assets of $107,456,171)		$14.79
Class Y (based on net assets of $701,605)		$14.34

Abbreviations:
ADR: American Depositary Receipt
CVA: Certificaten Van Aandelen
GDR: Global Depositary Receipt
LLC: Limited Liability Corporation
PCL: Public Company Limited

* Non-income producing security.

(a) Affiliated company.

(b) This security was valued by the Board of Directors. See Note A.

(i) Restricted securities represent 2.4% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 165,000 shares of KT Corp. have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Fund. There are no restrictions on the trading of this security.

(w) Mayer Laboratories, Inc. is in default for principal and interest. Past due accrued interest as of September 30, 2009 totaled $1,792. Subsequent to year end, the Fund received a $921 interest payment.

See notes to financial statements.

Restricted Securities	Acquisition Dates	Cost
Access Bank plc, 8.477%, 8/29/12	8/29/07	$500,000
Balkan Financial Sector Equity Fund CV, LP	1/12/06 - 7/2/09	368,638
Calvert Social Investment Foundation Notes, 1.76%, 7/1/11	7/1/08	4,431,583
China Environment Fund 2004 LP	9/15/05 - 4/1/09	-
Emerald Cleantech Fund I, LP	7/19/01 - 7/16/09	920,045
GNet Defta Development Holdings LLC, LP	8/30/05	400,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share, expires 10/31/13)	11/4/04	-
Series A, Preferred	11/4/04	251,496
Series A, Preferred Warrants (strike price $1.00/share,
expires 10/10/12)	11/4/04	-
Series B, Preferred	10/21/04 - 10/27/04	161,759
Series C, Preferred	6/1/06	52,886
Mayer Laboratories, Inc., 6.00%, 12/31/01	12/31/96	58,060
Powerspan Corp.:
Series A, Preferred	8/20/97	250,000
Series B, Preferred	10/5/99	200,000
Series C, Preferred	12/21/04 - 6/12/08	273,331
Series D, Preferred	6/20/08	157,996
Series D, Preferred Warrants (strike price $3.44/share,
expires 12/31/12)	12/5/07 - 6/20/08	-
RF Technology, Inc.	7/17/06	299,990
SEAF Central and Eastern European Growth Fund
LLC, LP	8/10/00 - 9/23/08	330,740
SEAF India International Growth Fund LLC, LP	3/22/05 - 5/8/09	473,932
ShoreCap International LLC, LP	8/12/04 - 12/15/08	446,827
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred	4/22/03 - 5/27/05	159,398
Series 1-B, Convertible Preferred	6/10/03	250,000
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15)	5/27/05	-
Series 1-B, Preferred Warrants (strike price $1.53/share,
expires 6/1/15) (b)(i)*	9/19/00	-
Terra Capital, LP	11/23/98 - 3/14/06	469,590

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $744,157)	$9,747,858
Interest income	236,176
Total investment income	9,984,034

Expenses:
Investment advisory fee	2,595,408
Transfer agency fees and expenses	968,678
Administrative fees	1,043,479
Distribution Plan expenses:
Class A	575,600
Class B	81,845
Class C	210,120
Directors' fees and expenses	58,680
Custodian fees	222,540
Registration fees	67,175
Reports to shareholders	164,195
Professional fees	48,211
Miscellaneous	92,151
Total expenses	6,128,082
Reimbursement from Advisor:
Class Y	(12,557)
Fees waived	(24,842)
Fees paid indirectly	(2,801)
Net expenses	6,087,882

Net Investment Income	3,896,152

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(185,246,671)
Foreign currency transactions	(8,959)
(185,255,630)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	141,780,300
Assets and liabilities denominated in foreign currencies	48,517
141,828,817

Net Realized and Unrealized Gain
(Loss)	(43,426,813)

Increase (Decrease) in Net Assets
Resulting From Operations	($39,530,661)

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$3,896,152	$12,648,789
Net realized gain (loss)	(185,255,630)	(19,039,370)
Change in unrealized appreciation or (depreciation)	141,828,817	(257,089,949)

Increase (Decrease) in Net Assets
Resulting From Operations	(39,530,661)	(263,480,530)

Distributions to shareholders from:
Net investment income:
Class A Shares	(7,682,721)	(5,440,293)
Class B Shares	(148,212)	(49,983)
Class C Shares	(420,523)	(155,979)
Class I Shares	(3,518,021)	(2,781,430)
Class Y Shares	(1)	--
Net realized gain:
Class A Shares	(634,873)	(41,696,598)
Class B Shares	(25,817)	(1,960,365)
Class C Shares	(67,464)	(4,444,988)
Class I Shares	(222,338)	(13,436,422)
Class Y Shares	(3)	--
Total distributions	(12,719,973)	(69,966,058)

Capital share transactions:
Shares sold:
Class A Shares	46,807,216	77,407,586
Class B Shares	518,403	1,731,864
Class C Shares	2,179,011	8,250,661
Class I Shares	22,384,629	42,720,844
Class Y Shares	595,466	--
Reinvestment of distributions:
Class A Shares	7,616,106	43,518,865
Class B Shares	153,830	1,776,645
Class C Shares	380,058	3,463,645
Class I Shares	3,486,897	14,989,462
Class Y Shares	4	--
Redemption fees:
Class A Shares	7,071	2,660
Class B Shares	47	83
Class C Shares	134	845
Class I Shares	59	307
Class Y Shares	3	--

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets (Cont'd)	2009	2008
Shares redeemed:
Class A Shares	($71,757,677)	($117,796,536)
Class B Shares	(2,569,260)	(5,302,843)
Class C Shares	(6,216,320)	(8,911,475)
Class I Shares	(25,214,435)	(45,125,307)
Class Y Shares	(73,687)	--
Total capital share transactions	(21,702,445)	16,727,306

Total Increase (Decrease) in Net Assets	(73,953,079)	(316,719,282)

Net Assets
Beginning of year	486,111,467	802,830,749
End of year (including undistributed net investment
income of $3,453,338 and $11,347,922, respectively)	$412,158,388	$486,111,467

Capital Share Activity
Shares sold:
Class A Shares	4,194,520	3,705,938
Class B Shares	48,508	90,749
Class C Shares	226,686	444,778
Class I Shares	1,846,796	2,001,000
Class Y Shares	54,292	--
Reinvestment of distributions:
Class A Shares	715,552	1,928,690
Class B Shares	16,008	87,624
Class C Shares	40,709	175,843
Class I Shares	307,732	624,191
Shares redeemed:
Class A Shares	(6,481,230)	(5,844,907)
Class B Shares	(253,088)	(294,793)
Class C Shares	(634,154)	(513,302)
Class I Shares	(2,100,701)	(2,103,913)
Class Y Shares	(5,379)	--
Total capital share activity	(2,023,749)	301,898

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers five classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009, securities valued at $9,936,284 or 2.4% of net assets, were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$400,320,307	--	$1,969,569	$402,289,876
Limited partnership interest	--	--	3,060,814	3,060,814
Other debt obligations	--	--	4,905,901	4,905,901
TOTAL	$400,320,307	--	$9,936,284**	$410,256,591

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

**Level 3 securities represent 2.4% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such -registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on -certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $245,577 was payable at year end. In addition, $116,180 was payable at year end for operating expenses paid by the Advisor during September 2009. For the year ended September 30, 2009, the Advisor waived $24,842 of its fee.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010 for Class I. The contractual expense cap is 1.10%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. The Advisor voluntarily reimbursed Class Y shares for expenses of $12,557 for the year ended September 30, 2009.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, B, C and Y, and .15% for Class I, based on their average daily net assets. Under the terms of the agreement, $100,052 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of agreement, $82,207 was payable at year end.

The Distributor received $34,873 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $216,419 for the year ended September 30, 2009. Under the terms of the agreement, $16,783 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Directors fees are allocated to each of the Funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $478,707,028 and $508,040,634, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $396,213,961. Net unrealized appreciation aggregated $14,042,630, of which $44,978,965 related to appreciated securities and $30,936,335 related to depreciated -securities.

Net realized capital loss carryforwards for federal income tax purposes of $90,728,857 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2017.

The Fund intends to elect to defer net capital losses of $120,790,409 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$12,719,973	$31,200,583
Long-term capital gain	-	38,765,475
Total	$12,719,973	$69,966,058

As of September 30, 2009, the components of distributable earnings/(accumulated -losses) on a tax basis were as follows:
Undistributed ordinary income	$3,534,084
Capital loss carryforward	(90,728,857)
Unrealized appreciation (depreciation)	14,042,630
Total	($73,152,143)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales, the deferral of post October losses, passive foreign investment companies, and partnerships.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to foreign currency transactions, expired capital losses, and investments in partnerships and passive foreign investment companies.
Undistributed net investment income	($21,258)
Accumulated net realized gain (loss)	111,129
Paid-in capital	(89,871)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had $101,707 of outstanding borrowings at an interest rate of 1.46% at September 30, 2009. For the year ended September 30, 2009 -borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$307,536	1.07%	$5,991,340	December 2008

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:
Affiliates	Cost	Value
GNet Defta Development Holdings LLC, LP	$400,000	$363,504
SEAF Central & Eastern European Growth Fund LLC, LP	330,740	400,885
TOTALS	$730,740	$764,389

Note F -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Note G -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $654,837 at September 30, 2009.

Notice to Shareholders (Unaudited)

The Fund designates $.34 per share as income derived from foreign sources and $.03 per share as foreign taxes paid for fiscal year ended September 30, 2009.

The Fund designates 100% of its ordinary dividends paid during this fiscal year as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2010 for use in preparing 2009 income tax returns.

Financial Highlights
			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2009 (z)	2008	2007
Net asset value, beginning		$15.31	$25.57	$23.87
Income from investment operations
Net investment income		.11	.37	.22
Net realized and unrealized gain (loss)		(1.19)	(8.46)	4.61
Total from investment operations		(1.08)	(8.09)	4.83
Distributions from
Net investment income		(.37)	(.24)	(.20)
Net realized gain		(.03)	(1.93)	(2.93)
Total distributions		(.40)	(2.17)	(3.13)
Total increase (decrease) in net asset value		(1.48)	(10.26)	1.70
Net asset value, ending		$13.83	$15.31	$25.57

Total return*		(6.27%)	(34.31%)	21.72%
Ratios to average net assets:A
Net investment income (loss)		.99%	1.81%	1.08%
Total expenses		1.87%	1.65%	1.62%
Expenses before offsets		1.86%	1.63%	1.60%
Net expenses		1.86%	1.63%	1.60%
Portfolio turnover		135%	100%	82%
Net assets, ending (in thousands)		$270,900	$324,091	$546,564

		Years Ended
		September 30,	September 30,
Class A Shares		2006	2005
Net asset value, beginning		$20.29	$16.60
Income from investment operations
Net investment income		.24	.21
Net realized and unrealized gain (loss)		3.51	3.59
Total from investment operations	.	3.75	3.80
Distributions from
Net investment income		(.17)	(.11)
Net realized gain		--	--
Total distributions		(.17)	(.11)
Total increase (decrease) in net asset value		3.58	3.69
Net asset value, ending		$23.87	$20.29

Total return*		18.58%	22.95%
Ratios to average net assets:A
Net investment income (loss)		1.19%	1.23%
Total expenses		1.73%	1.86%
Expenses before offsets		1.72%	1.86%
Net expenses		1.71%	1.85%
Portfolio turnover		120%	49%
Net assets, ending (in thousands)		$401,195	$297,151

See notes to financial highlights.

Financial Highlights
			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2009 (z)	2008	2007
Net asset value, beginning		$13.69	$23.11	$21.85
Income from investment operations
Net investment income (loss)		(.02)	.12	.09
Net realized and unrealized gain (loss)		(1.06)	(7.56)	4.10
Total from investment operations		(1.08)	(7.44)	4.19
Distributions from
Net investment income		(.18)	(.05)	--
Net realized gain		(.03)	(1.93)	(2.93)
Total distributions		(.21)	(1.98)	(2.93)
Total increase (decrease) in net asset value		(1.29)	(9.42)	1.26
Net asset value, ending		$12.40	$13.69	$23.11

Total return*		(7.47%)	(34.97%)	20.60%
Ratios to average net assets:A
Net investment income (loss)		(.26%)	.78%	.13%
Total expenses		3.12%	2.63%	2.57%
Expenses before offsets		3.10%	2.61%	2.54%
Net expenses		3.10%	2.60%	2.54%
Portfolio turnover		135%	100%	82%
Net assets, ending (in thousands)		$8,993	$12,512	$23,805

		Years Ended
		September 30,	September 30,
Class B Shares		2006	2005
Net asset value, beginning		$18.61	$15.30
Income from investment operations
Net investment income	.	.06	.15
Net realized and unrealized gain (loss)		3.18	3.16
Total from investment operations		3.24	3.31
Distributions from
Net investment income		**	--
Net realized gain		--	--
Total distributions		**	--
Total increase (decrease) in net asset value		3.24	3.31
Net asset value, ending		$21.85	$18.61

Total return*		17.43%	21.63%
Ratios to average net assets:A
Net investment income (loss)		.18%	.20%
Total expenses		2.73%	2.92%
Expenses before offsets		2.72%	2.92%
Net expenses		2.70%	2.91%
Portfolio turnover		120%	49%
Net assets, ending (in thousands)		$18,053	$14,232

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009 (z)	2008	2007
Net asset value, beginning	$13.31	$22.51	$21.34
Income from investment operations
Net investment income	.01	.19	.13
Net realized and unrealized gain (loss)	(1.03)	(7.40)	3.99
Total from investment operations	(1.02)	(7.21)	4.12
Distributions from
Net investment income	(.19)	(.06)	(.02)
Net realized gain	(.03)	(1.93)	(2.93)
Total distributions	(.22)	(1.99)	(2.95)
Total increase (decrease) in net asset value	(1.24)	(9.20)	1.17
Net asset value, ending	$12.07	$13.31	$22.51

Total return*	(7.16%)	(34.86%)	20.81%
Ratios to average net assets:A
Net investment income (loss)	.07%	1.01%	.31%
Total expenses	2.79%	2.47%	2.43%
Expenses before offsets	2.79%	2.45%	2.41%
Net expenses	2.79%	2.45%	2.40%
Portfolio turnover	135%	100%	82%
Net assets, ending (in thousands)	$24,107	$31,475	$50,790

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$18.18	$14.91
Income from investment operations
Net investment income	.13	.15
Net realized and unrealized gain (loss)	3.06	3.12
Total from investment operations	3.19	3.27
Distributions from
Net investment income	(.03)	--
Net realized gain	--	--
Total distributions	(.03)	--
Total increase (decrease) in net asset value	3.16	3.27
Net asset value, ending	$21.34	$18.18

Total return*	17.55%	21.93%
Ratios to average net assets:A
Net investment income (loss)	.38%	.38%
Total expenses	2.57%	2.75%
Expenses before offsets	2.56%	2.75%
Net expenses	2.55%	2.74%
Portfolio turnover	120%	49%
Net assets, ending (in thousands)	$32,723	$22,856

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009 (z)	2008	2007
Net asset value, beginning	$16.37	$27.15	$25.16
Income from investment operations
Net investment income	.22	.48	.34
Net realized and unrealized gain (loss)	(1.29)	(8.96)	4.93
Total from investment operations	(1.07)	(8.48)	5.27
Distributions from
Net investment income	(.48)	(.37)	(.35)
Net realized gain	(.03)	(1.93)	(2.93)
Total distributions	(.51)	(2.30)	(3.28)
Total increase (decrease) in net asset value	(1.58)	(10.78)	1.99
Net asset value, ending	$14.79	$16.37	$27.15

Total return*	(5.59%)	(33.84%)	22.49%
Ratios to average net assets:A
Net investment income (loss)	1.80%	2.47%	1.74%
Total expenses	1.08%	1.00%	.98%
Expenses before offsets	1.07%	.98%	.96%
Net expenses	1.07%	.97%	.96%
Portfolio turnover	135%	100%	82%
Net assets, ending (in thousands)	$107,456	$118,033	$181,672

	Years Ended
	September 30,	September 30,
Class I Shares	2006	2005
Net asset value, beginning	$21.32	$17.45
Income from investment operations
Net investment income	.37	.27
Net realized and unrealized gain (loss)	3.72	3.88
Total from investment operations	4.09	4.15
Distributions from
Net investment income	(.25)	(.28)
Net realized gain	--	--
Total distributions	(.25)	(.28)
Total increase (decrease) in net asset value	3.84	3.87
Net asset value, ending	$25.16	$21.32

Total return*	19.35%	23.92%
Ratios to average net assets:A
Net investment income (loss)	1.84%	2.04%
Total expenses	1.07%	1.17%
Expenses before offsets	1.06%	1.11%
Net expenses	1.05%	1.10%
Portfolio turnover	120%	49%
Net assets, ending (in thousands)	$124,197	$89,974

See notes to financial highlights

Financial Highlights
Period Ended
September 30,
Class Y Shares	2009# (z)
Net asset value, beginning	$11.45
Income from investment operations
Net investment income	.17
Net realized and unrealized gain (loss)	2.76
Total from investment operations	2.93
Distributions from
Net investment income	(.01)
Net realized gain	(.03)
Total distributions	(.04)
Total increase (decrease) in net asset value	2.89
Net asset value, ending	$14.34

Total return*	25.75%
Ratios to average net assets:A
Net investment income (loss)	1.52% (a)
Total expenses	5.91% (a)
Expenses before offsets	1.39% (a)
Net expenses	1.39% (a)
Portfolio turnover	100%
Net assets, ending (in thousands)	$702

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution is less than $0.01 per share.

# From October 31, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 60	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 61	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
JOHN G. GUFFEY, JR. AGE: 61	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 59	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 64	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 60	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 61	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

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800-368-2745

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Branch Office
4550 Montgomery Avenue
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Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert World Values International Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

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Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
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CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
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

Calvert Capital Accumulation Fund

Annual Report

September 30, 2009

Calvert Investments

A UNIFI Company

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4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
15	Shareholder Expense Example
17	Report of Independent Registered Public Accounting Firm
18	Statement of Net Assets
27	Statement of Operations
28	Statements of Changes in Net Assets
30	Notes to Financial Statements
38	Financial Highlights
43	Explanation of Financial Tables
45	Proxy Voting and Availability of Quarterly Portfolio Holdings
46	Director and Officer Information Table

Dear Shareholders:

Market volatility and shifting investment cycles are nothing new to long-term investors. Through the course of numerous "bubbles," political disputes, wars, and economic crises, the financial markets have been repeatedly tested and proven resilient. However, the watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come.

This environment highlights how critical integrity of management, regulatory oversight, transparency, and corporate governance are to the health of the global financial system and our economy. Calvert has long believed that many of the criteria we review create signals about the strength and integrity of corporate management, and we have included corporate governance as an integral part of our sustainable and responsible investment (SRI) criteria and of our advocacy efforts with companies. Beyond the evaluations and influence with companies themselves, we are participating in a number of initiatives to urge financial regulatory reform and safeguard shareholder interests. Two of the most critical include our support of the Consumer Financial Protection Agency bill and our work with the United Nations Environment Programme Finance Initiative (UNEP FI) in promoting environmental, social, and governance (ESG) investment criteria as a fiduciary responsibility for plan sponsors and institutional investors.

A Time Period of Challenge and Contrast

As you know, this challenging time period opened with global economies and the financial markets in virtual free fall following the failure of Lehman Brothers in September 2008. Global market panic ensued and risk-averse investors sought the safety of Treasuries and money market funds, avoiding any asset class with perceived credit or liquidity risk.

As the reporting year progressed, we saw a somewhat surprising reversal in this sentiment. Investors gained confidence, encouraged by "green shoots" of recovery in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. These factors, along with renewed confidence in the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

By September 30, 2009, stocks had rebounded sharply from their March 9 lows, with year-to-date gains of 19.26% for the broad-market Standard & Poor's 500 Index, 22.43% for the small-cap Russell 2000 Index, and 32.63% for the Russell Midcap Index. While outsize year-to-date gains for stocks helped soften their steep declines from October 2008 through March 2009, they did not offset them--and all areas of the U.S. equity market finished the 12-month reporting period far into negative territory. For example, the S&P 500 Index posted a loss of 6.91% for the reporting period despite its strong 2009 performance. U.S. stocks of every style, strategy, and capitalization range fell during this period, with large-cap stocks modestly outperforming small-cap stocks, and growth outpacing value. On the international front, the MSCI EAFE Investable Market Index, a benchmark for international stocks, returned 5.02% for the 12-month period.

The bond market posted overall gains for the reporting period, with the Barclays Capital Aggregate Bond Index up 10.56%, primarily as a result of its corporate bond holdings. Money-market returns remained low, reflecting the Federal Reserve's continued target rate of 0% to 0.25% for federal funds loans.

Sustainable and Responsible Investing

While huge challenges confront the global economy, we also believe that the opportunities facing the Obama administration--and sustainable investors--are greater than ever. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

As a key member of the Asset Management Working Group of UNEP FI, Calvert participated in the release of its new report, Fiduciary Responsibility--Legal and Practical Aspects of Integrating Environmental, Social and Governance Issues into Institutional Investment. The report makes the case that integrating ESG considerations into investment decisions should be a legal fiduciary responsibility--and highlights the financial materiality of ESG issues and their systemic risks and costs. The report calls on the investment industry and policymakers to move toward creating sustainable capital markets to help avert a "Natural Resources Crisis."

Following our participation in the World Water Forum earlier in the year, in August Calvert urged the CEO Water Mandate, a private-public initiative of the U.N. Global Compact, to assign an "urgent priority" to developing a policy outlining the issues, risks, and broad responsibilities of companies and industries with regard to water and human rights. We also urged the group to develop an "implementation framework" that companies could use to assess and manage these issues in their business operations. At Calvert, we actively address water and human rights issues in Calvert Global Water Fund's investment criteria and advocacy objectives.

In 2009, many of the shareholder resolutions that we filed with companies we own were related to governance and finance, such as executive compensation, board diversity, and responsible lending policies. Clearly, these areas will remain among our top advocacy priorities throughout the year.

What Lies Ahead?

In the course of a year, the global financial markets have rallied from the brink of collapse and the U.S. economy is showing improved vital signs in the key housing, job, and credit markets. However, while we are optimistic about long-term economic and market recovery, we believe that the systemic imbalances revealed in the global credit crisis need to be addressed, and we are encouraged by progress toward that end.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among developed and emerging countries. On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to help repair our financial system, providing additional stability to the economy and markets. In the short term, we believe the worst of the recession is behind us, but economic recovery will be uneven and staggered, with ongoing market volatility.

Other challenges that government policymakers are addressing are, of course, climate change and environmental degradation. The Obama administration has already made significant progress toward enacting policies that will benefit the environment, and many of these policies--such as stimulus funding for development of alternative energy sources--will likely also benefit sustainable and responsible investors.

Check Your Portfolio Allocations

If you're concerned about the current market environment, talk with your financial advisor about whether your portfolio's allocations to stocks, bonds, and cash are appropriate and well-diversified, given your goals, time horizon, and risk attitudes. Consider that investors who continued to invest regularly during the market's steep declines generally benefited from the rebound that followed, while those who sold their assets may have a long wait to make up their losses. We encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update

from the Calvert Sustainability Research Department

Against the backdrop of the market turmoil over the past 12 months, Calvert has continued to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term shareholder value. We've also had unprecedented opportunities to be active participants in the creation of new policies in these arenas.

In the final months of 2008, we broadened our strategic engagement and shareholder advocacy efforts to include companies in virtually every industry, while offering shareholders more investment choices by launching our new line-up of sustainable and responsible investing (SRI) strategies. Now all of our SRI funds fall under one of three types:

Calvert SignatureTM Portfolios--Our original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of ESG performance.

Calvert SolutionTM Portfolios --Theme-oriented investments dedicated to solving some of today's most pressing environmental and sustainability challenges. This includes Calvert Global Alternative Energy Fund and Calvert Global Water Fund, which just celebrated its first anniversary.

Calvert SAGETM Portfolios -- Calvert Large Cap Value Fund, launched in December 2008, is the first to use this approach, which leverages strategic engagement to address SRI concerns in companies that have the potential to improve but may not yet meet certain standards. Many of these are companies we have not previously invested in.

Advancing National Change

As the Obama administration and Congress began to focus their attention on some of Calvert's core issues--such as corporate transparency and responsibility, energy and climate change, and financial market reform and governance--we have been making sure that our shareholders are represented in the process.

We've particularly been involved with the Securities and Exchange Commission (SEC) on the issue of shareholder rights and corporate governance, responding to several SEC proposals in that area and collaborating with the Social Investment Forum to develop a proposal for mandatory corporate disclosure of ESG policies, programs, and performance.

Shareholder Advocacy

Another successful proxy season has drawn to a close, with Calvert filing 26 shareholder proposals and co-filing another nine. Topics included climate change, board and employee diversity, executive compensation, product safety, sustainability reporting, and political contributions. We were able to successfully withdraw 21 of these resolutions before the end of the period after the relevant companies agreed to address our concerns.

It's particularly notable that we successfully withdrew the "say-on-pay" proposal we filed with Microsoft--which would give shareholders a voice on executive compensation--after the company announced plans in September to include a management-sponsored advisory vote on compensation in its next proxy statement. A similar resolution presented at General Mills earned an impressive 51% majority support that same month as well. Given that legislative efforts on this issue have stalled, these results should help spur renewed efforts for a legislative solution.

Climate Change

Calvert's comprehensive approach to tackling the issue of climate change spans our funds, our company, and the globe. On September 22, Calvert CEO Barbara Krumsiek participated in a roundtable on "Sustainable Business and Decent Work" at a gathering of more than 300 leaders from around the world for the United Nations Leadership Forum on Climate Change. That same week, Calvert Senior Vice President for Sustainability Research and Policy Bennett Freeman was a panelist at a session on corporate sustainability and responsibility at the New York Stock Exchange.

Calvert also signed the Copenhagen Communique, which is poised to become the definitive statement from the business community and calls on world leaders to reach a meaningful agreement at the upcoming U.N. Climate Change Conference.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 This year, the Foundation led efforts to create MFX Solutions, a project that enables microfinance institutions in developing countries to avoid the risk of currency value changes in their borrowings. This lowers costs for all parties and protects microloan recipients against the risks of currency fluctuations and highly variable interest rates.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One such investment is organic heirloom tomato producer New Day Farms in Virginia.2 The company shipped its first crop this past season. While it still faces some challenges, we are pleased with the reception its locally-grown produce has received from customers.

Another recent Special Equities investment is LeapFrog Financial Inclusion Fund, which is advancing the micro-insurance market in the developing world. Its mission is to extend insurance and related financial services to 25 million people in some of the poorest and most excluded communities across Africa and Asia. LeapFrog recently closed on an investment in an insurer in South Africa that provides policies to persons who are HIV positive or have diabetes. These people are either unable to obtain insurance or can do so only at extraordinarily high cost. As a result, they can't obtain a home loan or start a business that requires insurance coverage. The LeapFrog investment in this innovative insurer enables them to engage in productive activity and secure their families' futures.

1. As of September 30, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund Balanced Portfolio 1.08%, Calvert Social Investment Fund Bond Portfolio 0.35%, Calvert Social Investment Fund Equity Portfolio 0.56%, Calvert Capital Accumulation Fund 1.53%, Calvert World Values International Equity Fund 1.03%, Calvert New Vision Small Cap Fund 1.33%, and Calvert Large Cap Growth Fund 0.36%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2009, New Day Farms represented 0.0064% of CSIF Equity Portfolio; Leapfrog Financial Inclusion Fund represented 0.0025% of Calvert Large Cap Growth Fund.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Michelle Clayman
Nathaniel Paull
of New Amsterdam Partners LLC

Performance

In the 12-month period ended September 30, 2009, Calvert Capital Accumulation Fund Class A shares (at NAV) returned -9.96%. This compares with -0.40% for the benchmark Russell Midcap Growth Index. The Fund's underperformance was largely due to a rally in the second and third quarters of 2009 in lower-quality stocks not held by the Fund.

Investment Climate

Mid-cap stocks fared better over the past 12 months than large-cap and small-cap stocks, as evidenced by returns of -3.55% for the Russell Midcap Index, -6.14% for the Russell 1000 Index of large-cap equities, and -9.55% for the Russell 2000 Index of small-caps. Growth came out on top for the reporting period with returns of -0.40% for the Russell Midcap Growth Index and -7.12% for the Russell Midcap Value Index.

A "relief" or "junk" rally started in the second quarter of 2009, which helped lift market returns. The rise was driven by the improving economic outlook, with economic growth forecast to be positive in the second half of 2009--a big swing from the -6.4% gross domestic product (GDP) growth in the first quarter of 2009 to a possible average of 2.5% in the second half of 2009.

Portfolio Strategy

Portfolio Transactions

We sold 20 holdings and purchased 26 new ones over the past 12 months. The result was a significant reduction in our Health Care allocation, a rebuilding of our underweight positions in Consumer Discretionary and Industrials back to a neutral weighting, and an underweighting of Information Technology.

In Health Care, we trimmed the allocation by selling DaVita, Idexx Labs, Laboratory Corporation of America, and Millipore and buying only wound-care specialist Kinetic Concepts. However, three stocks were purchased and sold during the period--AmerisourceBergen and Universal Health Services, both of which had reached their price targets, and Immucor, which was sold due to mounting regulatory concerns.

To bolster our Consumer Discretionary position, we added Brinker International, Gamestop, ITT Educational Services, Nordstrom, Polaris Industries, and Whirlpool. The only sells were Advance Auto Parts and Strayer Education. We increased our Industrials exposure by purchasing Brink's, Emcor, General Cable, Ryder, and Valmont Industries, while selling Donaldson and Watson Wyatt.

In Information Technology, we sold Flir Systems and purchased transaction processor Wright Express. We also added Salesforce.com and later sold it after it reached its price target. We sold Harris due to defense budget uncertainties, and Lexmark International, which had disappointing earnings. On the other hand, we sold Dolby Laboratories in the fourth quarter of 2008 and bought it again in September.

Key Performance Factors

Prior to the sharp market rally which began in early March--and has since propelled the broad market 60% higher--our performance had been relatively strong. However, the rally has primarily been fueled by lower-quality names--those with the lowest return on equity, lowest cash flow relative to net income, and highest debt levels. We avoid investing in these low-quality stocks.

Overall, our sector selection was positive but stock selection was weak. Our underweight positions in Industrials and Financials as well as our overweight to Materials helped performance. Only our overweight to Health Care detracted from performance.

Our stock picks in Industrials and Materials added value. General Cable advanced 73.0%1 on an improving outlook for infrastructure spending, while Reliance Steel rose 13.9% due to an expected recovery in steel demand. Other strong performers included Ross Stores (31.4%), Kinetic Concepts (36.3%), and Sybase (27.0%).

However, our stock picking was weak in Information Technology, Energy, and Health Care. Itron fell 27.6% as continued sluggishness in the housing market dampened earnings. St. Mary Land & Exploration (-49.1%) and Swift Energy (-84.0%) struggled with volatile energy commodity prices. Regulatory issues caused Immucor to sink 51.3% and uncertainty surrounding the national health-care debate led HealthSpring to lose 42.1%.

Outlook

Looking forward, we expect the economy to continue to bounce back for the remainder of 2009 and economic growth to track at a 2% to 3% pace in 2010--fueled by increasing global demand and low inventory levels going into the recovery. However, unemployment and the delayed "shadow housing market" effect of more real-estate foreclosures means that threats to economic growth remain. While we expect inflation and interest rates to stay low in the short term, inflation could raise its ugly head in the long term. Much will depend on whether the private economy can stand on its own once recovery is under way and whether the government has the political will to reduce stimulus spending and shrink government debt.

In the near term, we believe the outlook for corporate earnings and the stock market is good. Corporate earnings have improved over the past year and have been better than expected, mainly due to cost cutting. Low capacity utilization and inventory levels mean that any upturn in revenues will further boost margins and profits. Rising earnings will likely lift the market and attract the substantial amount of cash sitting on the sidelines as fears abate and retail investors regain their appetite for risk.

Although the recent rally has been fueled by lower-quality names, we think it is important to stay focused on companies with strong earnings, good ability to generate cash flow, and solid balance sheets. While the worst does seem to be behind us, many companies still face a lack of access to credit or further write-downs of losses. Although our strategy has lagged in the recent past, we believe our focus on quality and fundamentals will be rewarded going forward.

October 2009

1. All individual security returns shown reflect total returns for the period held in the portfolio.

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: DaVita 0%, Idexx Labs 0%, Lab Corp 0%, Millipore 0%, Kinetic Concepts 2.96%, AmerisourceBergen 0%, Universal Health Services 0%, Immucor 0%, Brinker International 2.13%, Gamestop 2.22%, ITT Educational Services 2.50%, Nordstrom 1.36%, Polaris Industries 1.26%, Whirlpool 1.89%, Advance Auto Parts 0%, Strayer Education 0%, Brink's 0%, Emcor 1.92%,General Cable 1.18%, Ryder 1.17%, Valmont Industries 1.33%, Donaldson 0%, Watson Wyatt 0%, Flir Systems 0%,Wright Express 1.52%, Salesforce.com 0%, Harris Corp 0%, Lexmark 0%, Dolby Laboratories 0.80%, Reliance Steel 1.92%, Ross Stores 2.81%, Sybase 2.93%, Itron 3.14%, St. Mary Land & Exploration 0%, Swift Energy 0% and HealthSpring 1.66%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	30.68%	-9.96%
Class B	29.94%	-10.97%
Class C	30.16%	-10.64%
Class I	31.39%	-9.02%
Russell Midcap Growth Index**	41.89%	-0.40%
Lipper Mid-Cap Growth Funds Avg.	38.37%	-2.74%

Ten Largest Stock Holdings
	% of Net Assets
Deckers Outdoor Corp.	3.2%
Itron, Inc.	3.1%
Global Payments, Inc.	3.0%
Amphenol Corp.	3.0%
Kinetic Concepts, Inc.	3.0%
Sybase, Inc.	2.9%
ANSYS, Inc.	2.9%
Praxair, Inc.	2.9%
Dionex Corp.	2.9%
Lincare Holdings, Inc.	2.9%
Total	29.8%

Economic Sectors	% of total investments
Consumer Discretionary	17.1%
Consumer Staples	4.7%
Energy	6.5%
Financials	8.3%
Health Care	14.7%
Industrials	14.1%
Information Technology	19.5%
Materials	4.8%
Telecommunication Services	3.8%
Time Deposit	2.2%
Utilities	4.3%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-14.29%
Five year	-1.52%
Ten year	-0.64%

Class B Shares
One year	-15.47%
Five year	-1.67%
Ten year	-1.05%

Class C Shares
One year	-11.59%
Five year	-1.34%
Ten year	-0.95%

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares*
One year	-9.02%
Five year	0.32%
Ten year	0.83%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data.  The gross expense ratio for Class A Shares is 1.66%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,306.80	$10.58
Hypothetical	$1,000.00	$1,015.89	$9.25
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,299.40	$16.96
Hypothetical	$1,000.00	$1,010.32	$14.83
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,301.60	$15.30
Hypothetical	$1,000.00	$1,011.78	$13.37
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,313.90	$4.99
Hypothetical	$1,000.00	$1,020.76	$4.36
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.83%, 2.94%, 2.65% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statement of net assets of the Calvert Capital Accumulation Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Capital Accumulation Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
Equity Securities - 97.4%	Shares	Value
Capital Markets - 2.7%
Affiliated Managers Group, Inc.*	37,200	$2,418,372

Chemicals - 2.9%
Praxair, Inc.	31,900	2,605,911

Commercial Services & Supplies - 2.0%
Brink's Co.	65,000	1,749,150

Construction & Engineering - 1.9%
EMCOR Group, Inc.*	67,800	1,716,696

Diversified Consumer Services - 2.5%
ITT Educational Services, Inc.*	20,200	2,230,282

Diversified Financial Services - 2.1%
IntercontinentalExchange, Inc.*	19,200	1,866,048

Diversified Telecommunication Services - 2.0%
CenturyTel, Inc.	53,800	1,807,680

Electrical Equipment - 1.2%
General Cable Technologies Corp.*	26,900	1,053,135

Electronic Equipment & Instruments - 7.0%
Amphenol Corp.	71,800	2,705,424
Dolby Laboratories, Inc.*	18,800	717,972
Itron, Inc.*	43,700	2,802,918
		6,226,314

Energy Equipment & Services - 4.6%
FMC Technologies, Inc.*	47,350	2,473,564
Superior Energy Services, Inc.*	73,500	1,655,220
		4,128,784

Food Products - 2.4%
J.M. Smucker Co.	39,700	2,104,497

Gas Utilities - 4.3%
Energen Corp.	40,800	1,758,480
Questar Corp.	56,300	2,114,628
		3,873,108

Health Care Equipment & Supplies - 5.5%
Hospira, Inc.*	50,100	2,234,460
Kinetic Concepts, Inc.*	71,500	2,644,070
		4,878,530

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 4.5%
HealthSpring, Inc.*	121,000	$1,482,250
Lincare Holdings, Inc.*	81,400	2,543,750
		4,026,000
Hotels, Restaurants & Leisure - 2.1%
Brinker International, Inc.	121,000	1,903,330

Household Durables - 1.9%
Whirlpool Corp.	24,100	1,686,036

Household Products - 2.4%
Church & Dwight Co., Inc.	37,350	2,119,239

IT Services - 4.6%
Global Payments, Inc.	58,100	2,713,270
Wright Express Corp.*	45,900	1,354,509
		4,067,779

Leisure Equipment & Products - 1.3%
Polaris Industries, Inc.	27,500	1,121,450

Life Sciences - Tools & Services - 5.2%
Dionex Corp.*	39,600	2,572,812
Mettler-Toledo International, Inc.*	22,800	2,065,452
		4,638,264

Machinery - 5.8%
Bucyrus International, Inc.	61,500	2,190,630
SPX Corp.	29,900	1,831,973
Valmont Industries, Inc.	13,900	1,184,002
		5,206,605

Metals & Mining - 1.9%
Reliance Steel & Aluminum Co.	40,300	1,715,168

Multiline Retail - 1.4%
Nordstrom, Inc.	39,700	1,212,438

Oil, Gas & Consumable Fuels - 1.9%
Denbury Resources, Inc.*	115,300	1,744,489

Pharmaceuticals - 2.0%
Endo Pharmaceuticals Holdings, Inc.*	80,600	1,823,978

Road & Rail - 1.2%
Ryder System, Inc.	26,700	1,042,902

Software - 5.9%
ANSYS, Inc.*	69,600	2,607,912
Sybase, Inc.*	67,400	2,621,860
		5,229,772

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 5.0%
GameStop Corp.*	74,900	$1,982,603
Ross Stores, Inc.	52,700	2,517,479
		4,500,082

Textiles, Apparel & Luxury Goods - 3.2%
Deckers Outdoor Corp.*	33,200	2,817,020

Thrifts & Mortgage Finance - 2.0%
Hudson City Bancorp, Inc.	137,200	1,804,180

Trading Companies & Distributors - 2.2%
WESCO International, Inc.*	67,200	1,935,360

Wireless Telecommunication Services - 1.8%
NII Holdings, Inc.*	55,000	1,648,900

Total Equity Securities (Cost $79,132,661)		86,901,499

	Principal
HIGH SOCIAL IMPACT INVESTMENTS - 1.5%	Amount
Calvert Social Investment Foundation Notes, 1.76%,
7/1/11 (b)(i)(r)	$1,419,488	1,364,681

Total High Social Impact Investments (Cost $1,419,488)		1,364,681

TIME DEPOSIT - 2.2%
State Street Corp. Time Deposit, 0.01%, 10/1/09	1,946,021	1,946,021

Total Time Deposit (Cost $1,946,021)		1,946,021

TOTAL INVESTMENTS (Cost $82,498,170) - 101.1%		90,212,201
Other assets and liabilities, net - (1.1%)		(1,006,123)
Net Assets - 100%		$89,206,078

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 3,491,356 shares outstanding		$79,868,212
Class B: 259,144 shares outstanding		7,529,973
Class C: 459,182 shares outstanding		9,652,334
Class I: 175,325 shares outstanding		3,945,454
Accumulated net realized gain (loss) on investments		(19,503,926)
Net unrealized appreciation (depreciation) on investments		7,714,031

Net Assets		$89,206,078

Net Asset Value Per Share:
Class A (based on net assets of $72,288,708)		$20.71
Class B (based on net assets of $4,793,350)		$18.50
Class C (based on net assets of $8,286,676)		$18.05
Class I (based on net assets of $3,837,344)		$21.89
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 1.76%, 7/1/11	7/1/08	$1,419,488

* Non-income producing security.

(b) This security was valued by the Board of Directors. See note A.

(i) Restricted securities represent 1.5% of the net assets of the Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Dividend income	$712,909
Interest income	38,855
Total investment income	751,764

Expenses:
Investment advisory fee	511,528
Transfer agency fees and expenses	350,992
Administrative Services fees	192,007
Distribution Plan expenses:
Class A	221,124
Class B	49,723
Class C	73,900
Directors' fees and expenses	13,610
Custodian fees	27,667
Registration fees	41,909
Reports to shareholders	63,661
Professional fees	24,307
Miscellaneous	9,516
Total expenses	1,579,944
Reimbursement from Advisor:
Class I	(13,255)
Fees paid indirectly	(3,701)
Net expenses	1,562,988

Net Investment Income (Loss)	(811,224)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(13,562,431)
Change in unrealized appreciation or (depreciation)	2,549,748

Net Realized and Unrealized Gain
(Loss) on Investments	(11,012,683)

Increase (Decrease) in Net Assets
Resulting From Operations	($11,823,907)

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	($811,224)	($1,151,839)
Net realized gain (loss)	(13,562,431)	(5,869,459)
Change in unrealized appreciation
or (depreciation)	2,549,748	(15,315,721)

Increase (Decrease) in Net Assets
Resulting From Operations	(11,823,907)	(22,337,019)

Distributions to shareholders from:
Net realized gain:
Class A Shares	--	(1,537,122)
Class B Shares	--	(181,193)
Class C Shares	--	(216,492)
Class I Shares	--	(50,422)
Total distributions	--	(1,985,229)

Capital share transactions:
Shares sold:
Class A Shares	10,271,700	16,454,254
Class B Shares	340,561	680,800
Class C Shares	582,113	1,135,109
Class I Shares	861,998	1,302,429
Reinvestment of distributions:
Class A Shares	--	1,448,693
Class B Shares	--	170,117
Class C Shares	--	181,236
Class I Shares	--	50,422
Redemption fees:
Class A Shares	11,208	1,244
Class B Shares	89	186
Class C Shares	82	17
Shares redeemed:
Class A Shares	(14,039,663)	(21,497,399)
Class B Shares	(2,151,260)	(2,675,294)
Class C Shares	(1,290,548)	(1,889,931)
Class I Shares	(379,390)	(1,391,848)
Total capital share transactions	(5,793,110)	(6,029,965)

Total Increase (Decrease) in Net Assets	(17,617,017)	(30,352,213)

Net Assets
Beginning of year	106,823,095	137,175,308
End of year	$89,206,078	$106,823,095

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	590,092	619,088
Class B Shares	22,798	28,164
Class C Shares	38,543	48,033
Class I Shares	47,056	47,442
Reinvestment of distributions:
Class A Shares	--	51,924
Class B Shares	--	6,700
Class C Shares	--	7,349
Class I Shares	--	1,739
Shares redeemed:
Class A Shares	(803,556)	(807,773)
Class B Shares	(139,206)	(111,834)
Class C Shares	(86,788)	(80,380)
Class I Shares	(20,223)	(48,548)
Total capital share activity	(351,284)	(238,096)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009 securities valued at $1,364,681, or 1.5% of net assets, were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$86,901,499	-	--	$86,901,499
Other debt obligations	--	$1,946,021	$1,364,681	3,310,702
TOTAL	$86,901,499	$1,946,021	$1,364,681**	$90,212,201

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

**Level 3 securities represent 1.5% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such -registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is payable to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under the terms of the agreement, $46,553 was payable at year end. In addition, $40,542 was payable at year end for operating expenses paid by the Advisor during September 30, 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $17,439 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% -annually of average daily net assets of Class A, Class B, and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .35%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $30,850 was payable at year end.

The Distributor received $15,587 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $91,373 for the year ended September 30, 2009. Under the terms of the agreement, $7,200 was payable at year- end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year purchases and sales of investments, other than short-term securities, were $56,856,398 and $61,112,273, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $83,884,102. Net unrealized appreciation aggregated $6,328,099, of which $12,143,692 related to appreciated securities and $5,815,593 related to depreciated -securities.

Net realized capital loss carryforwards for federal income tax purposes of $372,018 and $6,150,178 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2016 and September 2017, respectively.

The Fund intends to elect to defer net capital losses of $11,595,798 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2009 and September 30, 2008 are as follows:
Distributions paid from:	2009	2008
Ordinary income	--	$420,152
Long term capital gain	--	1,565,077
Total	--	$1,985,229

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Capital loss carryforward	($6,522,196)
Unrealized appreciation (depreciation)	6,328,099
Total	($194,097)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and the deferral of post October losses.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification for the Fund is the tax treatment of net operating losses.

Undistributed net investment income	$811,224
Paid-in capital	(811,224)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit during the year ended September 30, 2009.

Note E - Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007 (z)
Net asset value, beginning	$23.00	$28.11	$24.02
Income from investment operations
Net investment income (loss)	(.17)	(.21)	(.26)
Net realized and unrealized gain (loss)	(2.12)	(4.49)	4.35
Total from investment operations	(2.29)	(4.70)	4.09
Distributions from
Net realized gain	--	(.41)	--
Total distributions	--	(.41)	--
Total increase (decrease) in net asset value	(2.29)	(5.11)	4.09
Net asset value, ending	$20.71	$23.00	$28.11

Total return*	(9.96%)	(16.97%)	17.03%
Ratios to average net assets:A
Net investment income (loss)	(.92%)	(.79%)	(.98%)
Total expenses	1.88%	1.66%	1.66%
Expenses before offsets	1.88%	1.66%	1.66%
Net expenses	1.88%	1.65%	1.64%
Portfolio turnover	72%	49%	47%
Net assets, ending (in thousands)	$72,289	$85,195	$107,976

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005
Net asset value, beginning	$23.42	$21.60
Income from investment operations
Net investment income (loss)	(.27)	(.31)
Net realized and unrealized gain (loss)	.87	2.13
Total from investment operations	.60	1.82
Total increase (decrease) in net asset value	.60	1.82
Net asset value, ending	$24.02	$23.42

Total return*	2.56%	8.43%
Ratios to average net assets:A
Net investment income (loss)	(1.05%)	(1.26%)
Total expenses	1.71%	1.68%
Expenses before offsets	1.71%	1.68%
Net expenses	1.69%	1.68%
Portfolio turnover	31%	157%
Net assets, ending (in thousands)	$103,499	$110,970

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009	2008	2007 (z)
Net asset value, beginning	$20.78	$25.66	$22.13
Income from investment operations
Net investment income (loss)	(.39)	(.47)	(.45)
Net realized and unrealized gain (loss)	(1.89)	(4.00)	3.98
Total from investment operations	(2.28)	(4.47)	3.53
Distributions from
Net realized gain	--	(.41)	--
Total distributions	--	(.41)	--
Total increase (decrease) in net asset value	(2.28)	(4.88)	3.53
Net asset value, ending	$18.50	$20.78	$25.66

Total return*	(10.97%)	(17.70%)	15.95%
Ratios to average net assets:A
Net investment income (loss)	(2.04%)	(1.73%)	(1.86%)
Total expenses	2.99%	2.57%	2.54%
Expenses before offsets	2.99%	2.57%	2.54%
Net expenses	2.99%	2.56%	2.52%
Portfolio turnover	72%	49%	47%
Net assets, ending (in thousands)	$4,793	$7,803	$11,613

	Years Ended
	September 30,	September 30,
Class B Shares	2006	2005
Net asset value, beginning	$21.76	$20.24
Income from investment operations
Net investment income (loss)	(.49)	(.49)
Net realized and unrealized gain (loss)	.86	2.01
Total from investment operations	.37	1.52
Total increase (decrease) in net asset value	.37	1.52
Net asset value, ending	$22.13	$21.76

Total return*	1.70%	7.51%
Ratios to average net assets:A
Net investment income (loss)	(1.91%)	(2.12%)
Total expenses	2.57%	2.54%
Expenses before offsets	2.57%	2.54%
Net expenses	2.55%	2.53%
Portfolio turnover	31%	157%
Net assets, ending (in thousands)	$13,752	$16,503

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007 (z)
Net asset value, beginning	$20.20	$24.93	$21.47
Income from investment operations
Net investment income (loss)	(.28)	(.38)	(.41)
Net realized and unrealized gain (loss)	(1.87)	(3.94)	3.87
Total from investment operations	(2.15)	(4.32)	3.46
Distributions from
Net realized gain	--	(.41)	--
Total distributions	--	(.41)	--
Total increase (decrease) in net asset value	(2.15)	(4.73)	3.46
Net asset value, ending	$18.05	$20.20	$24.93

Total return*	(10.64%)	(17.62%)	16.12%
Ratios to average net assets:A
Net investment income (loss)	(1.75%)	(1.57%)	(1.74%)
Total expenses	2.71%	2.42%	2.42%
Expenses before offsets	2.71%	2.42%	2.42%
Net expenses	2.70%	2.42%	2.41%
Portfolio turnover	72%	49%	47%
Net assets, ending (in thousands)	$8,287	$10,252	$13,275

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$21.10	$19.62
Income from investment operations
Net investment income (loss)	(.42)	(.44)
Net realized and unrealized gain (loss)	.79	1.92
Total from investment operations	.37	1.48
Total increase (decrease) in net asset value	.37	1.48
Net asset value, ending	$21.47	$21.10

Total return*	1.75%	7.54%
Ratios to average net assets:A
Net investment income (loss)	(1.84%)	(2.07%)
Total expenses	2.49%	2.49%
Expenses before offsets	2.49%	2.49%
Net expenses	2.47%	2.49%
Portfolio turnover	31%	157%
Net assets, ending (in thousands)	$12,831	$14,038

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009	2008	2007 (z)

Net asset value, beginning	$24.06	$29.16	$24.73
Income from investment operations
Net investment income (loss)	.02	**	(.05)
Net realized and unrealized gain (loss)	(2.19)	(4.69)	4.48
Total from investment operations	(2.17)	(4.69)	4.43
Distributions from
Net realized gain	--	(.41)	--
Total distributions	--	(.41)	--
Total increase (decrease) in net asset value	(2.17)	(5.10)	4.43
Net asset value, ending	$21.89	$24.06	$29.16

Total return*	(9.02%)	(16.31%)	17.91%
Ratios to average net assets:A
Net investment income (loss)	.10%	.01%	(0.19%)
Total expenses	1.28%	1.18%	1.14%
Expenses before offsets	.86%	.87%	.87%
Net expenses	.86%	.86%	.86%
Portfolio turnover	72%	49%	47%
Net assets, ending (in thousands)	$3,837	$3,573	$4,311

	Years Ended
	September 30,	September 30,
Class I Shares	2006	2005
Net asset value, beginning	$23.89	$21.85
Income from investment operations
Net investment income (loss)	(.02)	(.06)
Net realized and unrealized gain (loss)	.86	2.10
Total from investment operations	.84	2.04
Total increase (decrease) in net asset value	.84	2.04
Net asset value, ending	$24.73	$23.89

Total return*	3.52%	9.34%
Ratios to average net assets:A
Net investment income (loss)	(0.20%)	(0.43%)
Total expenses	1.90%	1.28%
Expenses before offsets	.88%	.87%
Net expenses	.86%	.86%
Portfolio turnover	31%	157%
Net assets, ending (in thousands)	$3,273	$2,596

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 60	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 61	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
JOHN G. GUFFEY, JR. AGE: 61	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 59	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 64	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 60	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 61	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert Group
c/o BFDS,
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Web Site
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Suite 1000 North
Bethesda, Maryland 20814

Calvert Capital Accumulation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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

Calvert International Opportunities Fund

Annual Report

September 30, 2009

Calvert Investments

A UNIFI Company

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4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
15	Shareholder Expense Example
17	Report of Independent Registered Public Accounting Firm
18	Statement of Net Assets
22	Statement of Operations
23	Statements of Changes in Net Assets
25	Notes to Financial Statements
31	Financial Highlights
34	Explanation of Financial Tables
36	Proxy Voting and Availability of Quarterly Portfolio Holdings
37	Director and Officer Information Table
48	Basis of Board's Approval for Investment Subadvisory Contract

Dear Shareholder:

Market volatility and shifting investment cycles are nothing new to long-term investors. Through the course of numerous "bubbles," political disputes, wars, and economic crises, the financial markets have been repeatedly tested and proven resilient. However, the watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come.

This environment highlights how critical integrity of management, regulatory oversight, transparency, and corporate governance are to the health of the global financial system and our economy. Calvert has long believed that many of the criteria we review create signals about the strength and integrity of corporate management, and we have included corporate governance as an integral part of our sustainable and responsible investment (SRI) criteria and of our advocacy efforts with companies. Beyond the evaluations and influence with companies themselves, we are participating in a number of initiatives to urge financial regulatory reform and safeguard shareholder interests. Two of the most critical include our support of the Consumer Financial Protection Agency bill and our work with the United Nations Environment Programme Finance Initiative (UNEP FI) in promoting environmental, social, and governance (ESG) investment criteria as a fiduciary responsibility for plan sponsors and institutional investors.

A Time Period of Challenge and Contrast

As you know, this challenging time period opened with global economies and the financial markets in virtual free fall following the failure of Lehman Brothers in September 2008. Global market panic ensued and risk-averse investors sought the safety of Treasuries and money market funds, avoiding any asset class with perceived credit or liquidity risk.

As the reporting year progressed, we saw a somewhat surprising reversal in this sentiment. Investors gained confidence, encouraged by "green shoots" of recovery in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. These factors, along with renewed confidence in the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

By September 30, 2009, stocks had rebounded sharply from their March 9 lows, with year-to-date gains of 19.26% for the broad-market Standard & Poor's 500 Index, 22.43% for the small-cap Russell 2000 Index, and 32.63% for the Russell Midcap Index. While outsize year-to-date gains for stocks helped soften their steep declines from October 2008 through March 2009, they did not offset them--and all areas of the U.S. equity market finished the 12-month reporting period far into negative territory. For example, the S&P 500 Index posted a loss of 6.91% for the reporting period despite its strong 2009 performance. U.S. stocks of every style, strategy, and capitalization range fell during this period, with large-cap stocks modestly outperforming small-cap stocks, and growth outpacing value. On the international front, the MSCI EAFE Investable Market Index, a benchmark for international stocks, returned 5.02% for the 12-month period.

The bond market posted overall gains for the reporting period, with the Barclays Capital Aggregate Bond Index up 10.56%, primarily as a result of its corporate bond holdings. Money-market returns remained low, reflecting the Federal Reserve's continued target rate of 0% to 0.25% for federal funds loans.

Sustainable and Responsible Investing

While huge challenges confront the global economy, we also believe that the opportunities facing the Obama administration--and sustainable investors--are greater than ever. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

As a key member of the Asset Management Working Group of UNEP FI, Calvert participated in the release of its new report, Fiduciary Responsibility--Legal and Practical Aspects of Integrating Environmental, Social and Governance Issues into Institutional Investment. The report makes the case that integrating ESG considerations into investment decisions should be a legal fiduciary responsibility--and highlights the financial materiality of ESG issues and their systemic risks and costs. The report calls on the investment industry and policymakers to move toward creating sustainable capital markets to help avert a "Natural Resources Crisis."

Following our participation in the World Water Forum earlier in the year, in August Calvert urged the CEO Water Mandate, a private-public initiative of the U.N. Global Compact, to assign an "urgent priority" to developing a policy outlining the issues, risks, and broad responsibilities of companies and industries with regard to water and human rights. We also urged the group to develop an "implementation framework" that companies could use to assess and manage these issues in their business operations. At Calvert, we actively address water and human rights issues in Calvert Global Water Fund's investment criteria and advocacy objectives.

In 2009, many of the shareholder resolutions that we filed with companies we own were related to governance and finance, such as executive compensation, board diversity, and responsible lending policies. Clearly, these areas will remain among our top advocacy priorities throughout the year.

What Lies Ahead?

In the course of a year, the global financial markets have rallied from the brink of collapse and the U.S. economy is showing improved vital signs in the key housing, job, and credit markets. However, while we are optimistic about long-term economic and market recovery, we believe that the systemic imbalances revealed in the global credit crisis need to be addressed, and we are encouraged by progress toward that end.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among developed and emerging countries. On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to help repair our financial system, providing additional stability to the economy and markets. In the short term, we believe the worst of the recession is behind us, but economic recovery will be uneven and staggered, with ongoing market volatility.

Other challenges that government policymakers are addressing are, of course, climate change and environmental degradation. The Obama administration has already made significant progress toward enacting policies that will benefit the environment, and many of these policies--such as stimulus funding for development of alternative energy sources--will likely also benefit sustainable and responsible investors.

Check Your Portfolio Allocations

If you're concerned about the current market environment, talk with your financial advisor about whether your portfolio's allocations to stocks, bonds, and cash are appropriate and well-diversified, given your goals, time horizon, and risk attitudes. Consider that investors who continued to invest regularly during the market's steep declines generally benefited from the rebound that followed, while those who sold their assets may have a long wait to make up their losses. We encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update

from the Calvert Sustainability Research Department

Against the backdrop of the market turmoil over the past 12 months, Calvert has continued to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term shareholder value. We've also had unprecedented opportunities to be active participants in the creation of new policies in these arenas.

In the final months of 2008, we broadened our strategic engagement and shareholder advocacy efforts to include companies in virtually every industry, while offering shareholders more investment choices by launching our new line-up of sustainable and responsible investing (SRI) strategies. Now all of our SRI funds fall under one of three types:

Calvert SignatureTM Portfolios--Our original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of ESG performance.

Calvert SolutionTM Portfolios --Theme-oriented investments dedicated to solving some of today's most pressing environmental and sustainability challenges. This includes Calvert Global Alternative Energy Fund and Calvert Global Water Fund, which just celebrated its first anniversary.

Calvert SAGETM Portfolios -- Calvert Large Cap Value Fund, launched in December 2008, is the first to use this approach, which leverages strategic engagement to address SRI concerns in companies that have the potential to improve but may not yet meet certain standards. Many of these are companies we have not previously invested in.

Advancing National Change

As the Obama administration and Congress began to focus their attention on some of Calvert's core issues--such as corporate transparency and responsibility, energy and climate change, and financial market reform and governance--we have been making sure that our shareholders are represented in the process.

We've particularly been involved with the Securities and Exchange Commission (SEC) on the issue of shareholder rights and corporate governance, responding to several SEC proposals in that area and collaborating with the Social Investment Forum to develop a proposal for mandatory corporate disclosure of ESG policies, programs, and performance.

Shareholder Advocacy

Another successful proxy season has drawn to a close, with Calvert filing 26 shareholder proposals and co-filing another nine. Topics included climate change, board and employee diversity, executive compensation, product safety, sustainability reporting, and political contributions. We were able to successfully withdraw 21 of these resolutions before the end of the period after the relevant companies agreed to address our concerns.

It's particularly notable that we successfully withdrew the "say-on-pay" proposal we filed with Microsoft--which would give shareholders a voice on executive compensation--after the company announced plans in September to include a management-sponsored advisory vote on compensation in its next proxy statement. A similar resolution presented at General Mills earned an impressive 51% majority support that same month as well. Given that legislative efforts on this issue have stalled, these results should help spur renewed efforts for a legislative solution.

Climate Change

Calvert's comprehensive approach to tackling the issue of climate change spans our funds, our company, and the globe. On September 22, Calvert CEO Barbara Krumsiek participated in a roundtable on "Sustainable Business and Decent Work" at a gathering of more than 300 leaders from around the world for the United Nations Leadership Forum on Climate Change. That same week, Calvert Senior Vice President for Sustainability Research and Policy Bennett Freeman was a panelist at a session on corporate sustainability and responsibility at the New York Stock Exchange.

Calvert also signed the Copenhagen Communique, which is poised to become the definitive statement from the business community and calls on world leaders to reach a meaningful agreement at the upcoming U.N. Climate Change Conference.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 This year, the Foundation led efforts to create MFX Solutions, a project that enables microfinance institutions in developing countries to avoid the risk of currency value changes in their borrowings. This lowers costs for all parties and protects microloan recipients against the risks of currency fluctuations and highly variable interest rates.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One such investment is organic heirloom tomato producer New Day Farms in Virginia.2 The company shipped its first crop this past season. While it still faces some challenges, we are pleased with the reception its locally-grown produce has received from customers.

Another recent Special Equities investment is LeapFrog Financial Inclusion Fund, which is advancing the micro-insurance market in the developing world. Its mission is to extend insurance and related financial services to 25 million people in some of the poorest and most excluded communities across Africa and Asia. LeapFrog recently closed on an investment in an insurer in South Africa that provides policies to persons who are HIV positive or have diabetes. These people are either unable to obtain insurance or can do so only at extraordinarily high cost. As a result, they can't obtain a home loan or start a business that requires insurance coverage. The LeapFrog investment in this innovative insurer enables them to engage in productive activity and secure their families' futures.

1. As of September 30, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund Balanced Portfolio 1.08%, Calvert Social Investment Fund Bond Portfolio 0.35%, Calvert Social Investment Fund Equity Portfolio 0.56%, Calvert Capital Accumulation Fund 1.53%, Calvert World Values International Equity Fund 1.03%, Calvert New Vision Small Cap Fund 1.33%, and Calvert Large Cap Growth Fund 0.36%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2009, New Day Farms represented 0.0064% of CSIF Equity Portfolio; Leapfrog Financial Inclusion Fund represented 0.0025% of Calvert Large Cap Growth Fund.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Sophie Horsfall
of F&C Management Limited

Performance

Calvert International Opportunities Fund Class A shares (at NAV) returned -0.16% for the 12-month period ended September 30, 2009. The Morgan Stanley Capital International Europe, Australasia, and Far East Small/MidCap Core Index (MSCI EAFE SMID) returned 10.17% for the same period.1 Stock selection was the primary cause for the Fund's relative underperformance.

Investment Climate

The reporting period saw unprecedented turbulence across global investment markets. Sentiment was dominated by the unravelling of the financial crisis among leading financial institutions in the U.S., U.K., and across Europe as a result of their exposure to "toxic" mortgage debt. Equities were further undermined early in the period by the prospect of a serious global recession. These fears prompted aggressive interest-rate cuts and the adoption of stimulus packages by governments around the world.

Announcement of the U.S. Treasury's plan to buy $700 billion in "toxic" bank assets initially helped markets rebound, but delays in getting some of the economic stimulus legislation passed hurt investor confidence and equities plunged to new lows.

International
Opportunities Fund
Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 9/30/09	12 Months Ended 9/30/09
Class A	49.02%	-0.16%
Class C	48.55%	-0.82%
Class I	49.34%	0.26%
Class Y**	49.35%	0.05%
MSCI EAFE SMID	58.04%	10.17%
S&P Developed BMI ex-U.S. SmallCap Index***	61.76%	10.09%
Lipper International Small/Mid Cap Core Funds Average	58.17%	8.57%

Economic Sectors	% of Total Investments
Consumer Discretionary	22.2%
Consumer Staples	7.7%
Energy	1.4%
Financials	12.6%
Health Care	12.9%
Industrials	23.2%
Information Technology	4.4%
Materials	4.7%
Time Deposit	1.8%
Utilities	9.1%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** See note regarding Y shares on next page.

*** Source: Lipper Analytical Services, Inc.

International
Opportunities Fund
Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-4.87%
Since Inception	-12.65%
(5/31/07)

Class C Shares
One year	-1.82%
Since Inception	-11.54%
(7/31/07)

International
Opportunities Fund
Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares
One Year	0.26%
Since Inception	-10.38%
(5/31/07)
Class Y Shares*
One Year	0.05%
Since Inception	-10.73%
(5/31/07)

* Calvert International Opportunities Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data.     The gross expense ratio for Class A shares is 2.81%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Systemic fears and the impact of the credit crunch drove the U.S., European, U.K., and Japanese economies into a deep recession. Central banks around the world cut interest rates to historic lows. In addition, the U.S. and U.K. introduced extensive stimulus packages to help kick-start their economies.

While our favored areas of Asia and the emerging markets also experienced a slowdown in economic activity, they still posted strong growth figures in absolute terms. This reinforces our long-term view that these markets will ultimately de-couple from the U.S. as their own domestic economies become increasingly important and begin to supplement the export sectors, which have historically driven growth. Already, China is the world's second-largest economy, while India is ranked fourth.

Performance Comparison
Comparison of change in value of $10,000 investment.

*Source: Lipper Analytical Services, Inc.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & I shares is plotted in the line graph. The value of an investment in another class of shares would be different.

More positive economic data and the decisive actions of government entities helped investor sentiment turn the corner in early March and, aside from a stutter toward the end of June and into early July, markets rallied strongly--regaining the lost ground to post a positive return over the 12-month period.

Portfolio Review

Weak stock selection primarily drove the Fund's underperformance relative to its benchmark--particularly in the Industrials, Consumer Staples, and Consumer Discretionary sectors. Sector allocation was also slightly negative. On the other hand, regional asset allocation and stock selection in the Health Care sector helped offset some of the negative impact.

Most notably, U.K. bus and rail operator First Group detracted from returns as high levels of debt on the company's balance sheet weighed on the stock. Gamestop, the video game and entertainment software retailer, hampered performance after the company missed its earnings target during the second quarter of 2009. Toward the end of the period, forensic and litigation services firm FTI Consulting performed poorly upon concerns that the company's corporate restructuring business could struggle in an improving economic environment, given there would be fewer companies in need of help.

On the positive side, Australian coal-seam gas producer Arrow Energy was a strong performer following a rebound in oil prices during the second quarter of 2009. Favorable government educational policies helped Consumer Discretionary stock Benesse perform well. Also, cable maker Nexans boosted the Fund in the final quarter with strong results and more new contracts amid an improving economic outlook.

With regard to allocations, there was a slight negative effect from our underweight to Information Technology while an underweight to Energy proved to be slightly positive for relative performance. Regionally, the Fund's overweight position in North America, underweight to Japan, and overweight to the Asia-Pacific region and emerging markets all added value.

Finally, our larger-than-normal cash position hindered performance as markets posted strong returns on the back of improved risk appetite and an improving economic outlook.

Outlook

We continue to maintain a barbell strategy of owning defensive growth stocks within Health Care Services as well as an overweight to cyclical companies within Capital Goods and Information Technology. Improvement in economic data--including

International
Opportunities Fund
Statistics
September 30, 2009
Ten Largest Stock Holdings	% of Net Assets
QBE Insurance Group Ltd.	2.9%
Adidas AG	2.9%
Hyflux Ltd.	2.8%
ASX Ltd.	2.7%
Benesse Corp.	2.7%
Lassila & Tikanoja Oyj	2.7%
Accor SA	2.7%
Vallourec SA	2.5%
FirstGroup plc	2.5%
Informa plc	2.5%
Total	26.9%

Institute for Supply Management new orders in the U.S. and Organisation for Economic Co-operation and Development (OECD) leading indicators--suggests that the worst of the recession is behind us. However, given this year's significant run-up in global equity markets, a continued improvement in leading economic indicators will be required for equity markets to continue their rise.

Last year's indiscriminate sell-off has presented us with the opportunity to invest in high-quality companies with attractive valuations for the Fund. Overall, we are targeting companies that we feel have strong fundamentals and solid long-term growth prospects that are well-positioned to benefit during an economic recovery.

October 2009

1. The fund's Board of Directors approved a change to the benchmark from the Standard & Poor's (S&P) Developed Broad Market Index (BMI) ex-U.S. Small Cap to the MSCI EAFE SMID during the period after S&P made changes in late 2008 that increased the small-cap orientation of the Index. Since the launch of the Fund, leading international benchmark provider MSCI had created the MSCI EAFE SMID Index, which more fully reflects the Fund's investment objective and incorporates both mid-cap and small-cap non-U.S. developed market stocks.

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: First Group 2.53%, Gamestop 1.20%, FTI Consulting 1.51%, Arrow Energy 0.41%, Bennesse 2.69%, and Nexans 1.49%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,490.20	$10.37
Hypothetical	$1,000.00	$1,016.74	$8.40
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,485.50	$15.59
Hypothetical	$1,000.00	$1,012.53	$12.62
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,493.40	$7.51
Hypothetical	$1,000.00	$1,019.04	$6.08
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,493.50	$8.82
Hypothetical	$1,000.00	$1,017.99	$7.14
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.66%, 2.50%, 1.20% and 1.41% for Class A, Class C , Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Opportunities Fund:

We have audited the accompanying statement of net assets of Calvert International Opportunities Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from May 31, 2007 (inception) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Opportunities Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from May 31, 2007 (inception) through September 30, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
Equity Securities - 97.7%	Shares	Value
Australia - 12.5%
Ansell Ltd.	51,538	$454,643
Arrow Energy NL*	28,146	106,268
ASX Ltd.	22,799	707,947
CSL Ltd.	15,408	454,794
QBE Insurance Group Ltd.	35,706	757,843
Ramsay Health Care Ltd.	28,638	277,135
Sonic Healthcare Ltd.	39,449	494,507
		3,253,137

Brazil - 3.5%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	5,900	223,787
Diagnosticos da America SA*	10,100	260,788
Itau Unibanco Banco Multiplo SA (ADR)	11,811	237,992
Tractebel Energia SA	16,200	190,615
		913,182

Canada - 3.3%
Canadian Pacific Railway Ltd.	8,465	395,557
Shoppers Drug Mart Corp.	11,399	467,166
		862,723

Finland - 2.7%
Lassila & Tikanoja Oyj	28,930	694,052

France - 12.2%
Accor SA	12,438	692,135
Cap Gemini SA	11,175	585,153
Cie Generale d'Optique Essilor International SA	5,335	303,939
Nexans SA	4,798	387,646
Publicis Groupe	13,674	548,283
Vallourec SA	3,904	661,330
		3,178,486

Germany - 5.0%
Adidas AG	14,121	747,160
Rhoen Klinikum AG	10,689	271,917
SMA Solar Technology AG	2,788	285,735
		1,304,812

Greece - 2.2%
Alpha Bank AE*	31,390	578,578

Equity Securities - Cont'd	Shares	Value
Japan - 14.2%
Benesse Corp.	14,200	$698,061
Daiwa House Industry Co. Ltd.	19,000	199,542
FamilyMart Co. Ltd.	15,400	497,246
Nikon Corp.	22,000	403,598
NTT Data Corp.	86	276,338
Shimano, Inc.	14,500	628,568
Shiseido Co. Ltd.	21,000	367,186
Sumitomo Chemical Co. Ltd.	84,000	350,997
USS Co. Ltd.	4,410	263,600
		3,685,136

Mexico - 3.0%
Banco Compartamos SA de CV	119,788	438,048
Urbi Desarrollos Urbanos SA de CV*	165,211	335,287
		773,335

Netherlands - 0.5%
QIAGEN NV*	5,646	119,759

New Zealand - 0.5%
Contact Energy Ltd.*	27,622	115,039

Norway - 4.1%
ProSafe SE	49,780	256,337
Tandberg ASA	12,000	287,163
Tomra Systems ASA	113,700	531,189
		1,074,689

Philippines - 0.7%
Manila Water Co., Inc.	549,000	179,601

Singapore - 4.5%
ComfortDelgro Corp. Ltd.	389,000	444,524
Hyflux Ltd.	332,000	718,717
		1,163,241

Spain - 4.8%
Acciona SA	2,840	386,368
Ebro Puleva SA	19,813	376,785
Gamesa Corp. Tecnologica SA	21,883	490,097
		1,253,250

Sweden - 1.8%
Svenska Cellulosa AB, Series B	35,200	476,712

Switzerland - 0.5%
Adecco SA	2,520	133,814

Equity Securities - Cont'd	Shares	Value
United Kingdom - 12.2%
Associated British Foods plc	21,073	$285,617
eaga plc	191,021	442,613
FirstGroup plc	99,082	655,925
Informa plc	130,022	655,393
Legal & General Group plc	243,012	341,426
Severn Trent plc	25,707	399,228
SSL International plc	36,673	375,578
		3,155,780

United States - 9.5%
Calgon Carbon Corp.*	26,097	387,019
DaVita, Inc.*	5,863	332,080
FTI Consulting, Inc.*	9,183	391,288
GameStop Corp.*	11,772	311,605
Ormat Technologies, Inc.	3,204	130,787
Quanta Services, Inc.*	13,600	300,968
SunPower Corp.*	5,925	177,098
Watson Wyatt Worldwide, Inc.	10,042	437,430
		2,468,275

Total Equity Securities (Cost $22,891,330)		25,383,601

	Principal
Time Deposit - 1.9%	Amount
State Street Corp. Time Deposit, 0.01%, 10/1/09	$475,254	475,254

Total Time Deposit (Cost $475,254)		475,254

TOTAL INVESTMENTS (Cost $23,366,584) - 99.6%		25,858,855
Other assets and liabilities, net - 0.4%		116,753
Net Assets - 100%		$25,975,608

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $.01 par value shares authorized:
Class A: 1,870,198 shares outstanding		$24,977,314
Class C: 72,929 shares outstanding		946,471
Class I: 327,951 shares outstanding		4,665,499
Class Y: 9,749 shares outstanding		77,900
Undistributed net investment income		73,526
Accumulated net realized gain (loss) on investments and foreign
currency transactions		(7,257,722)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign
currencies		2,492,620

Net Assets		$25,975,608

Net Asset Value Per Share
Class A (based on net assets of $21,327,825)		$11.40
Class C (based on net assets of $823,253)		$11.29
Class I (based on net assets of $3,712,438)		$11.32
Class Y (based on net assets of $112,092)		$11.50

*Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
GDR: Global Depositary Receipt

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $36,177)	$416,007
Interest income	258
Total investment income	416,265

Expenses:
Investment advisory fee	145,706
Transfer agency fees and expenses	65,793
Distribution Plan expenses:
Class A	36,016
Class C	5,405
Directors' fees and expenses	3,376
Administrative fees	57,344
Accounting fees	2,890
Custodian fees	99,908
Registration fees	41,513
Reports to shareholders	13,526
Professional fees	21,592
Miscellaneous	6,383
Total expenses	499,452
Reimbursement from Advisor:
Class A	(147,697)
Class C	(15,505)
Class I	(28,635)
Class Y	(13,206)
Fees paid indirectly	(1,492)
Net expenses	292,917

Net Investment Income	123,348

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(7,025,870)
Foreign currency transactions	(49,696)
(7,075,566)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	8,121,359
Assets and liabilities denominated in foreign currencies	(217)
8,121,142

Net Realized and Unrealized Gain (Loss)	1,045,576

Increase (Decrease) in Net Assets
Resulting From Operations	$1,168,924

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$123,348	$212,191
Net realized gain (loss)	(7,075,566)	(275,488)
Change in unrealized appreciation or (depreciation)	8,121,142	(5,883,885)

Increase (Decrease) in Net Assets
Resulting From Operations	1,168,924	(5,947,182)

Distributions to shareholders from:
Net investment income:
Class A Shares	(87,441)	--
Class I Shares	(72,687)	--
Net realized gain:
Class A Shares	(6,794)	--
Class C Shares	(227)	--
Class I Shares	(1,532)	--
Total distributions	(168,681)	--

Capital share transactions:
Shares sold:
Class A Shares	9,603,294	19,904,461
Class C Shares	312,777	667,195
Class I Shares	960,798	1,784,031
Class Y Shares	107,900	--
Reinvestment of distributions:
Class A Shares	87,637	--
Class C Shares	154	--
Class I Shares	74,220	--
Redemption Fees:
Class A Shares	1,918	748
Class C Shares	495	--
Shares redeemed:
Class A Shares	(5,951,385)	(4,194,219)
Class C Shares	(143,120)	(27,121)
Class I Shares	(912,018)	(217,494)
Class Y Shares	(30,000)	--
Total capital share transactions	4,112,670	17,917,601

Total Increase (Decrease) in Net Assets	5,112,913	11,970,419

Net Assets
Beginning of year	20,862,695	8,892,276
End of year (including undistributed net investment
income of $73,526 and $159,996, respectively)	$25,975,608	$20,862,695

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	1,083,297	1,381,632
Class C Shares	34,401	47,253
Class I Shares	108,850	120,686
Class Y Shares	12,347	--
Reinvestment of distributions:
Class A Shares	10,732	--
Class C Shares	20	--
Class I Shares	9,167	--
Shares redeemed:
Class A Shares	(676,505)	(299,560)
Class C Shares	(15,911)	(1,975)
Class I Shares	(95,222)	(15,856)
Class Y Shares	(2,598)	--
Total capital share activity	468,578	1,232,180

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert International Opportunities Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$25,383,601	-	-	$25,383,601
Other debt obligations	-	$474,254	-	474,254
TOTAL	$25,383,601	$474,254	-	$25,857,855

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the FASB launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the average daily net assets. Under the terms of the agreement, $16,599 was payable at year end. In addition, $12,693 was payable at year end for operating expenses paid by the Advisor during September 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.66% for Class A, 2.50% for Class C, 1.20% for Class I, and 1.41% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. The Fund incurred interest expense of $924 or 0.01% of average net assets, which was excluded from the expense cap. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class C, and Class Y shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $6,640 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $4,867 was payable at year end.

The Distributor received $8,720 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $10,129 for the year ended September 30, 2009. Under the terms of the agreement, $970 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Directors fees are allocated to each of the Funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $21,990,274 and $17,431,997, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $23,826,263. Net unrealized appreciation aggregated $2,032,592, of which $3,008,141 related to appreciated securities and $975,549 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $1,330,630 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2017.

The Fund intends to elect to defer net capital losses of $5,467,413 incurred from November 1, 2008 though September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$168,681	-
Total	$168,681	$ -

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$73,526
Capital loss carryforward	(1,330,630)
Unrealized appreciation (depreciation)	2,032,592
Total	$775,488

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and the deferral of post October losses.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to foreign currency transactions.

Undistributed Net Investment Income	($49,690)
Accumulated Net Realized Gain (Loss)	49,690

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. For the year ended September 30, 2009, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$5,257	0.77%	$408,914	May 2009

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

The Fund designates $.20 per share as income derived from foreign sources and $.02 per share as foreign taxes paid for fiscal year ended September 30, 2009.

The Fund designates 100% of its ordinary dividends paid during this year as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2010 for use in preparing 2009 income tax returns.

Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007# (z)
Net asset value, beginning	$11.50	$15.32	$15.00
Income from investment operations
Net investment income	.06	.17	.02
Net realized and unrealized gain (loss)	(.10)	(3.99)	.30
Total from investment operations	(.04)	(3.82)	.32
Distributions from
Net investment income	(.06)	--	--
Net realized gain	**	--	--
Total from distributions	(.06)	--	--
Total increase (decrease) in net asset value	(.10)	(3.82)	.32
Net asset value, ending	$11.40	$11.50	$15.32

Total return*	(.16%)	(24.93%)	2.13%
Ratios to average net assets: A
Net investment income	.63%	1.22%	.50% (a)
Total expenses	2.70%	2.81%	7.82% (a)
Expenses before offsets	1.67%	1.68%	1.74% (a)
Net expenses	1.67%	1.66%	1.66% (a)
Portfolio turnover	98%	29%	2%
Net assets, ending (in thousands)	$21,328	$16,710	$5,678

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2009 (z)	2008 (z)	2007 ##(z)
Net asset value, beginning	$11.39	$15.30	$14.74
Income from investment operations
Net investment income (loss)	(.02)	.09	.01
Net realized and unrealized gain (loss)	(.08)	(4.00)	.55
Total from investment operations	(.10)	(3.91)	.56
Distributions from
Net realized gain	**	--	--
Total from distributions	**	--	--
Total increase (decrease) in net asset value	(.10)	(3.91)	.56
Net asset value, ending	$11.29	$11.39	$15.30

Total return*	(0.82%)	(25.56%)	3.80%
Ratios to average net assets: A
Net investment income (loss)	(.19%)	.67%	1.14% (a)
Total expenses	5.38%	7.55%	66.65% (a)
Expenses before offsets	2.51%	2.52%	2.58% (a)
Net expenses	2.51%	2.50%	2.50% (a)
Portfolio turnover	98%	29%	1%
Net assets, ending (in thousands)	$823	$620	$140

See notes to financial highlights.

Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2009 (z)	2008 (z)	2007 #(z)
Net asset value, beginning	$11.58	$15.35	$15.00
Income from investment operations
Net investment income	.09	.25	.04
Net realized and unrealized gain (loss)	(.14)	(4.02)	.31
Total from investment operations	(.05)	(3.77)	.35
Distributions from
Net investment income	(.21)	--	--
Net realized gain	**	--	--
Total from distributions	(.21)	--	--
Total increase (decrease) in net asset value	(.26)	(3.77)	.35
Net asset value, ending	$11.32	$11.58	$15.35

Total return*	.26%	(24.56%)	2.33%
Ratios to average net assets: A
Net investment income	1.03%	1.72%	.78% (a)
Total expenses	2.11%	2.26%	7.47% (a)
Expenses before offsets	1.21%	1.22%	1.28% (a)
Net expenses	1.21%	1.20%	1.20% (a)
Portfolio turnover	98%	29%	2%
Net assets, ending (in thousands)	$3,712	$3,533	$3,075

		Period Ended
		September 30,
Class Y Shares		2009###(z)
Net asset value, beginning		$8.67
Income from investment operations
Net investment income		.13
Net realized and unrealized gain (loss)		2.70
Total from investment operations		2.83
Distributions from
Net realized gain		**
Total from distributions		**
Total increase (decrease) in net asset value		2.83
Net asset value, ending		$11.50

Total return*		32.71%
Ratios to average net assets: A
Net investment income		1.56% (a)
Total expenses		21.67% (a)
Expenses before offsets		1.42% (a)
Net expenses		1.41% (a)
Portfolio turnover		90%
Net assets, ending (in thousands)		$112

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From May 31, 2007 inception.

## From July 31, 2007 inception.

### From October 31, 2008 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 60	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 61	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
JOHN G. GUFFEY, JR. AGE: 61	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 59	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 64	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 60	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 61	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Basis of Board's Approval for Investment Subadvisory Contract

At a meeting held on September 15, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, voted to approve a new Investment Subadvisory Agreement (the "New Subadvisory Agreement") between the Advisor and the Subadvisor with respect to the Fund.

The Directors terminated the existing Investment Subadvisory Agreement (the "Prior Subadvisory Agreement") between the Advisor and the Subadvisor and approved the New Subadvisory Agreement in connection with the distribution of the shares of the Subadvisor's parent company held by a shareholder to the shareholders of that shareholder.

In evaluating the New Subadvisory Agreement, the Board reviewed information provided by the Advisor relating to the Subadvisor. The Board also considered information and materials that the Board had received and considered in connection with its approval of the renewal of the Prior Subadvisory Agreement in December 2008. That approval, on which the Board voted at its meeting held in person on December 2, 2008, followed a lengthy process during which the Board considered a variety of factors, including, for example, biographical information on the Subadvisor's portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. The Board also took into account similar information about the Subadvisor provided throughout the year by the Advisor.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the New Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the New Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

The Board approved the New Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the New Subadvisory Agreement. In particular, the Board took into account the Advisor's representation that the Subadvisor's portfolio management team, the investment strategies employed by that team in managing the Fund and the Subadvisor's day-to-day management of the Fund had not changed as a result of the transaction involving the Subadvisor's parent company. The Board also noted that the Subadvisor and its parent company would continue to benefit from revenues and cash flows from the management of certain assets. In addition, the Board took into account that the Subadvisor and its parent company expected to have access to certain new asset flows and new products. In the course of its deliberations, the Board also evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the New Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Subadvisor under the New Subadvisory Agreement.

In considering the Fund's performance, the Board considered the Fund's outperformance since the Fund's inception on May 31, 2007 as compared to its active and passive benchmarks and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board also took into account the Advisor's observation that the period since the Fund's inception was a difficult one, characterized by turmoil in the financial market and extreme volatility in the equity markets. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the New Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also noted that the subadvisory fee to be paid under the New Subadvisory Agreement was identical to the subadvisory fee currently paid under the Prior Subadvisory Agreement. The Board also relied on the ability of the Advisor to negotiate the New Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that would reduce the subadvisory fee rate on assets above specified levels.

In approving the New Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

Conclusions

The Board reached the following conclusions regarding the New Subadvisory Agreement, among others: (a) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Subadvisor maintains an appropriate compliance program; (c) the Subadvisor is likely to execute its investment strategies consistently over time; (d) the performance of the Fund is satisfactory relative to the Fund's active and passive benchmarks; and (e) the Fund's subadvisory fee is reasonable relative to the services to be provided by the Subadvisor. Based on its conclusions, the Board determined that approval of the New Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert International Opportunities Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III., an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
	$	%*	$	% *

(a) Audit Fees	$50,600		$53,130
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$8,530	0%	$8,993	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$59,130	0%	$62,123	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:
Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
$26,000	0%*	$3,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.
By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: November 30, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 30, 2009